CONTENTS


Shareholder Letter ......................................................      1

Fund Reports

  Franklin Arkansas Municipal Bond Fund .................................      5

  Franklin California High Yield Municipal Fund .........................     10

  Franklin Tennessee Municipal Bond Fund ................................     19

  Franklin Washington Municipal Bond Fund ...............................     25

Municipal Bond Ratings ..................................................     32

Financial Highlights & Statement of Investments .........................     35

Financial Statements ....................................................     55

Notes to Financial Statements ...........................................     60

Independent Auditors' Report ............................................     65

Tax Information .........................................................     66


                            [FUND CATEGORY PYRAMID]

--------------------------------------------------------------------------------



SHAREHOLDER LETTER



Dear Shareholder:

It is a pleasure to bring you Franklin Municipal Securities Trust's annual report for the period ended May 31, 1999.

During the 12 months under review, the municipal bond market was comparatively stable in what could otherwise be characterized as a challenging year for global and domestic markets. The economic stresses felt in Asia, Latin America and Eastern Europe during third and fourth quarters 1998 caused investors to seek safety in U.S. Treasury bonds, driving yields on the 30-year Treasury bond to an all-time low of 4.70% on October 5, 1998. These regions had a direct impact on the U.S. economy as foreign countries purchased fewer American goods, leading to an overall reduction in U.S. export levels. In light of lowered export levels, it was expected that the U.S. economy would see some slowing in the fourth quarter of 1998.

However, it became apparent as 1999 got under way that fourth quarter 1998 growth actually exceeded expectations, and the U.S. gross domestic product
(GDP)grew at a 6% annualized rate. The American consumer boosted the domestic economy at much higher-than-anticipated levels, which resulted in the Federal Reserve Board's (the Fed's) moving to a neutral position with respect to short-term interest rates rather than its previous bias toward lowering rates that began in 1998. The change in the Fed's position caused 30-year Treasury yields to rise to a first-quarter peak of 5.69% on March 4, 1999. However, near the end of the reporting period the Fed announced a tightening bias, which could bring higher interest rates.

The municipal bond market remained relatively calm throughout the Treasury market volatility as demand was fundamentally supported by an increased municipal bond supply. As interest rates declined, municipal bond issuers increased their refinancing activity of outstanding, higher interest-rate debt. Additionally, many municipalities were in excellent fiscal condition due to the strong national economy, which gave them higher confidence to borrow money for new projects. This environment led to a surge in 1998's new-issue supply with total volume closely matching 1993's record $293 billion. Although demand from individual investors was relatively stable, at times the municipal bond market had difficulty absorbing the large supply of bonds.

These conditions led to attractive municipal bond yields, as municipal bond prices lagged those of similar Treasury bonds. For example, in October 1998 an investor could have purchased a 30-year, AAA municipal bond yielding approximately 105% of the yield on a comparable Treasury bond, versus the historical average of approximately 85%. Municipal market valuations have not been this attractive since 1986. With the early 1999 rise in Treasury yields, and the Bond Buyer 40 index showing an increase in yield to 5.37% for May 1999, the municipal-to-Treasury yield ratio declined to 92% on May 31, 1999, still well above the historical average.(*) This relatively high ratio has allowed municipal investors to earn attractive yields compared with other fixed-income opportunities.

The prevalence of bond insurance was another trend that affected the municipal bond market. The increasingly higher percentages of AAA-insured municipal bond issues coming to market over the past four years seems to have finally peaked at more than 50% for municipal issuers in 1998. With investors continuing to demand higher yields in a falling interest-rate environment, municipal bond market credit spreads, or the additional interest rate paid to investors for BBB-versus AAA-rated bonds, were extremely narrow.

Looking forward, we anticipate supply pressures to moderate in 1999. Already, municipal new issuance for the first quarter of the year was down about 19.3%, compared with the same period last calendar year.(**)

(*)The unmanaged Bond Buyer Municipal 40 Index is composed of the Yield to Maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

(**)Source: The Bond Buyer, 4/1/99.


--------------------------------------------------------------------------------
WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, taxable equivalent is the amount a taxable investment would have to earn to match the income from a tax-free investment such as a municipal bond. You can find your fund's taxable equivalent distribution rate and yield in each fund's Performance Summary.
--------------------------------------------------------------------------------

Municipal bonds continue to be an attractive investment for those investors seeking tax-free income as well as an opportunity to diversify risk in their portfolios. Generally, a taxable investment would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/s/ Thomas J. Kenny


Thomas J. Kenny
Director
Franklin Municipal Bond Department


FRANKLIN ARKANSAS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arkansas Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.(1)
--------------------------------------------------------------------------------

STATE UPDATE(2)

Arkansas' economy continues to make slow and steady progress. Consistent, moderate growth, conservative financial operations and low revenue-supported debt make the state a stable performer. Arkansas' economic base has diversified broadly in the last few years, with manufacturing, trade and services making up the lion's share of new jobs. Unemployment fell to 4.8% at the end of 1998, substantially lower than in 1997, but still above the national average. The state ended fiscal 1998 with a surplus of $1.4 billion, and year-to-date 1999 figures show revenues increasing by 5.7% over 1998. Tax-supported debt, at only 0.8% of personal income, is among the nation's lowest.

CREDIT QUALITY BREAKDOWN(*)
Franklin Arkansas Municipal Bond Fund
Based on Total Long-Term Investments
5/31/99

[PIE CHART]

AAA                      37.2%

AA                       11.0%

A                        20.4%

BBB                      31.4%

(*)Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


(1) The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

(2) Standard & Poor's Credit Week Municipal, 4/26/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 36 of this report.


DIVIDEND DISTRIBUTIONS
Franklin Arkansas
Municipal Bond Fund - Class A
6/1/98-5/31/99
                                                DIVIDEND
MONTH                                          PER SHARE
---------------------------------------------------------

June                                            4.8 cents

July                                            4.8 cents

August                                          4.8 cents

September                                       4.8 cents

October                                         4.8 cents

November                                        4.8 cents

December                                        4.8 cents

January                                         4.8 cents

February                                        4.8 cents

March                                           4.4 cents

April                                           4.4 cents

May                                             4.4 cents
---------------------------------------------------------
TOTAL                                           56.4 CENTS


Arkansas does face some challenges, however. The state's median household income is approximately 78% of the national average. A sub-par transportation network tends to slow its economic growth. Additionally, education levels remain below the national average.

Despite these issues, the future looks promising as the state's construction and housing starts bolster the economy going forward.

PORTFOLIO NOTES

During the reporting period Franklin Arkansas Municipal Bond Fund grew more than 37% in total net assets, from $30.3 million on May 31, 1998, to $41.9 million on May 31, 1999. Over the reporting period, we saw the yield spread between AAA- and BBB-rated bonds widen enough to consider portfolio purchases of bonds across the rating spectrum. Some of these purchases included Little River County - Georgia Pacific, Pine Bluff Environmental - International Paper, Arkansas State Development Finance Authority - White River Medical Center, Pulaski County Public Facilities Board Refunding Series A GNMA Secured and Pulaski County - Catholic Health Initiatives. The fund continued to focus on keeping fully invested in bonds with strong income earning potential as the new cash flow came into the fund.

If you had invested $10,000 in the fund's Class A shares at inception on May 10, 1994, as of May 31, 1999, you would have received monthly tax-free income dividend checks totaling more than $2,627. If you had reinvested all your distributions, including capital gains, your account would have been worth $13,472.(3) In both cases, the fund has provided shareholders attractive returns. Of course, this was a period of generally declining interest rates and rising bond prices, and past performance cannot guarantee future results.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Arkansas Municipal Bond Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Municipal Securities Trust's board of trustees approved a proposal to merge Franklin Arkansas Municipal Bond Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. The board of trustees believes this proposed merger would benefit shareholders, as discussed in the proxy materials, "Franklin Municipal Securities Trust Joint Prospectus/Proxy Statement," dated April 22, 1999. The investment goal of Franklin Federal Tax-Free Income Fund is to provide investors with as high a level of interest income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital, by investing in municipal securities throughout the nation.


--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Arkansas
Municipal Bond Fund
5/31/99

                                               % OF TOTAL
                                               LONG-TERM
SECTOR                                        INVESTMENTS
---------------------------------------------------------

Utilities                                        20.9%

Hospitals                                        14.8%

Industrial                                       14.6%

Housing                                          12.9%

Other Revenue                                    11.0%

Transportation                                    7.3%

General Obligation                                5.6%

Education                                         5.3%

Sales Tax                                         4.9%

Prerefunded                                       2.2%

Health Care                                       0.5%



(3.) Total returns include sales charges and assume reinvestment of dividends and capital gains at net asset value. Class A: Subject to the maximum 4.25% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.



FRANKLIN ARKANSAS MUNICIPAL BOND FUND


PERFORMANCE SUMMARY AS OF 5/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (6/1/98-5/31/99)


Class A                        Change             5/31/99   5/31/98
--------------------------------------------------------------------

Net Asset Value                -$0.15              $10.84     $10.99


                               Distributions
                               -------------------------------------

Dividend Income                $0.5640


--------------------------------------------------------------------------------

CLASS A:

Subject to the maximum 4.25% initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns.
--------------------------------------------------------------------------------


PERFORMANCE

                                                                             INCEPTION
CLASS A                                                  1-YEAR    5-YEAR     (5/10/94)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +3.81%    +39.99%    +40.83%
Average Annual Total Return(2)                           -0.62%     +6.03%    +6.10%

Distribution Rate(3)                        4.35%
Taxable Equivalent Distribution Rate(4)     7.74%
30-Day Standardized Yield(5)                4.17%
Taxable Equivalent Yield(4)                 7.42%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3.) Distribution rate is based on an annualization of the current 4.1 cent per share monthly dividend and the maximum offering price of $11.32 on May 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arkansas state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1999.

--------------------------------------------------------------------------------
Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


             Past performance is not predictive of future results.


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index
(CPI).


                              [CLASS A LINE GRAPH]


GRAPHIC MATERIAL (4)

The following line graph compares the performance of Franklin Arkansas Municipal Bond Fund - Class A shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 5/10/94 - 5/31/99.

        Date                   Franklin Arkansas Municipal Bond           Lehman Brothers Municipal       CPI
        ----                              Fund-Class A                            Bond Index              ---
                               --------------------------------           -------------------------
        05/10/1994                             $9,579                       $10,000                        $10,000
        05/31/1994                             $9,636          0.59%        $10,059              0.05%     $10,005
        06/30/1994                             $9,550         -0.61%         $9,998              0.34%     $10,039
        07/31/1994                             $9,722          1.83%        $10,181              0.27%     $10,066
        08/31/1994                             $9,741          0.35%        $10,216              0.40%     $10,106
        09/30/1994                             $9,565         -1.47%        $10,066              0.27%     $10,133
        10/31/1994                             $9,271         -1.78%         $9,887              0.07%     $10,141
        11/30/1994                             $8,978         -1.81%         $9,708              0.13%     $10,154
        12/31/1994                             $9,268          2.20%         $9,921              0.00%     $10,154
        01/31/1995                             $9,608          2.86%        $10,205              0.40%     $10,194
        02/28/1995                             $9,930          2.91%        $10,502              0.40%     $10,235
        03/31/1995                            $10,017          1.15%        $10,623              0.33%     $10,269
        04/30/1995                            $10,045          0.12%        $10,636              0.33%     $10,303
        05/31/1995                            $10,322          3.19%        $10,975              0.20%     $10,323
        06/30/1995                            $10,219         -0.87%        $10,879              0.20%     $10,344
        07/31/1995                            $10,268          0.95%        $10,983              0.00%     $10,344
        08/31/1995                            $10,388          1.27%        $11,122              0.26%     $10,371
        09/30/1995                            $10,487          0.63%        $11,192              0.20%     $10,392
        10/31/1995                            $10,648          1.45%        $11,355              0.33%     $10,426
        11/30/1995                            $10,830          1.66%        $11,543             -0.07%     $10,419
        12/31/1995                            $10,952          0.96%        $11,654             -0.07%     $10,411
        01/31/1996                            $11,002          0.76%        $11,743              0.59%     $10,473
        02/29/1996                            $10,907         -0.68%        $11,663              0.32%     $10,506
        03/31/1996                            $10,781         -1.28%        $11,513              0.52%     $10,561
        04/30/1996                            $10,759         -0.28%        $11,481              0.39%     $10,602
        05/31/1996                            $10,800         -0.04%        $11,477              0.19%     $10,622
        06/30/1996                            $10,947          1.09%        $11,602              0.06%     $10,629
        07/31/1996                            $11,042          0.91%        $11,707              0.19%     $10,649
        08/31/1996                            $11,030         -0.02%        $11,705              0.19%     $10,669
        09/30/1996                            $11,211          1.40%        $11,869              0.32%     $10,703
        10/31/1996                            $11,351          1.13%        $12,003              0.32%     $10,737
        11/30/1996                            $11,534          1.83%        $12,223              0.19%     $10,758
        12/31/1996                            $11,489         -0.42%        $12,171              0.00%     $10,758
        01/31/1997                            $11,499          0.19%        $12,194              0.32%     $10,792
        02/28/1997                            $11,619          0.92%        $12,307              0.31%     $10,826
        03/31/1997                            $11,474         -1.33%        $12,143              0.25%     $10,853
        04/30/1997                            $11,584          0.84%        $12,245              0.12%     $10,866
        05/31/1997                            $11,761          1.51%        $12,430             -0.06%     $10,859
        06/30/1997                            $11,883          1.07%        $12,563              0.12%     $10,872
        07/31/1997                            $12,219          2.77%        $12,911              0.12%     $10,885
        08/31/1997                            $12,105         -0.94%        $12,789              0.19%     $10,906
        09/30/1997                            $12,274          1.19%        $12,942              0.25%     $10,933
        10/31/1997                            $12,353          0.64%        $13,024              0.25%     $10,961
        11/30/1997                            $12,455          0.59%        $13,101             -0.06%     $10,954
        12/31/1997                            $12,649          1.46%        $13,293             -0.12%     $10,941
        01/31/1998                            $12,763          1.03%        $13,429              0.19%     $10,962
        02/28/1998                            $12,762          0.03%        $13,433              0.19%     $10,983
        03/31/1998                            $12,795          0.09%        $13,446              0.19%     $11,003
        04/30/1998                            $12,780         -0.45%        $13,385              0.18%     $11,023
        05/31/1998                            $12,978          1.58%        $13,597              0.18%     $11,043
        06/30/1998                            $13,035          0.39%        $13,650              0.12%     $11,056
        07/31/1998                            $13,080          0.25%        $13,684              0.12%     $11,070
        08/31/1998                            $13,245          1.55%        $13,896              0.12%     $11,083
        09/30/1998                            $13,398          1.25%        $14,069              0.12%     $11,096
        10/31/1998                            $13,347          0.00%        $14,069              0.24%     $11,123
        11/30/1998                            $13,393          0.35%        $14,119              0.00%     $11,123
        12/31/1998                            $13,427          0.25%        $14,154             -0.06%     $11,116
        01/31/1999                            $13,559          1.19%        $14,322              0.24%     $11,143
        02/28/1999                            $13,508         -0.44%        $14,259              0.12%     $11,156
        03/31/1999                            $13,537          0.14%        $14,279              0.30%     $11,190
        04/30/1999                            $13,566          0.25%        $14,315              0.73%     $11,271
        05/31/1999  -0.74%                    $13,489         -0.58%        $14,232              0.00%     $11,271

Total Return                                   34.89%                         42.32%                         12.71%





(*)Source: Standard and Poor's(R) Micropal.

Past performance is not predictive of future results.

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments
5/31/99

                             [PIE CHART NOT SHOWN]

                 AAA - 10.8%

                 AA - 3.9%

                 A - 17.7%

                 BBB - 46.7%

                 Below Investment
                 Grade - 20.9%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.(1)

STATE UPDATE
California's economy prospered during the year under review. According to the state's annual job report, California added 454,000 nonfarm jobs, more than in any of the past 15 years. These new jobs reflected a decade-long shift in the state's key industries, with computers, software and entertainment overtaking traditional manufacturing sectors such as cars, airplanes and steel in importance. California home sales, another economic health indicator, reached their highest level since 1989. Many renters were able to benefit from low mortgage rates and secure employment to become first-time buyers.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

Despite California's economic ties to Asia, several factors insulated the state's economy from problems affecting that region during the year under review. First, export losses to Asia were offset by gains to higher growth regions or nations, such as Europe, Canada, Mexico and South America. Second, only two of the state's major industries, aerospace and technology, depended on Asia for a large percentage of their earnings. Third, many of the state's pre-mier industries, such as media, transportation and financial services, cater to a national or regional market. However, continued Asian troubles may bring about further California export declines with corresponding production cutbacks and layoffs in the future. Their impact has been limited so far because of the time it takes for export declines to affect jobs and spending.

Overall, California boasts a rosy fiscal outlook. Taxes generated by the growing economy should pump an extra $1.3 billion into the state's accounts in the upcoming months, according to a legislative analyst who attributes the unanticipated windfall chiefly to capital gains taxes on profits made by stock market investors.

PORTFOLIO NOTES
The municipal bond market experienced a significant increase in yields over the last six months of the reporting period as yields on the 30-year Treasury rose from 4.7% on October 5, 1998, to 5.8% on May 31, 1999. The yield increase can be mostly attributed to continued strength in our domestic economy combined with economic recovery abroad. The rise in interest rates adversely affected municipal bond funds' share prices in general, as the value of their holdings decreased. Amid the volatility in government rates, though, the municipal bond market showed remarkable stability over the past year, and Franklin's municipal bond funds performed well during that time.



PORTFOLIO BREAKDOWN
Franklin California
High Yield Municipal Fund
5/31/99

                              % OF TOTAL
                               LONG-TERM
SECTOR                        INVESTMENTS
-----------------------------------------
Tax Allocation                    16.8%

Transportation                    14.7%

Mello-Roos                        13.3%

Hospitals                         11.7%

Special Assessment                 7.2%

Education                          6.3%

Utilities                          5.9%

Certificates of Participation      4.9%

Prerefunded                        4.6%

Health Care                        4.4%

Other Revenue                      3.4%

Housing                            3.0%

Marks-Roos                         1.8%

Industrial                         1.0%

General Obligation                 1.0%



Franklin California High Yield Municipal Fund performed particularly well over the reporting period. Our fiscally responsible buy-and-hold investment philosophy, which seeks to provide high, tax-free income and share price stability, proved itself during the latest surge in interest rates. The fund's Class A share price, as measured by net asset value, decreased only five cents, from $10.65 on May 31, 1998, to $10.60 on May 31, 1999, while the fund's total net assets increased from $453 million to $662 million, for the same period. Furthermore, the fund held a significant percentage of high coupon bonds, which enabled it to make solid distributions while at the same time reducing share price volatility. The fund has consistently performed well compared with its peers, in income distribution and total return, which benefited our shareholders.

The fund was able to take advantage of Franklin's presence in California to structure issues to fit the portfolio's needs. By managing over $20 billion in California municipal assets, Franklin had a distinct advantage over its competitors in locating value. Consequently, the fund used the entire fund group's buying power to find and structure new high yield issues.

Furthermore, the fund was able to take advantage of strong retail demand in the secondary market to maintain stability in the fund's distributions and share price.

The fund's success and growth led to an increasingly stable and diversified asset base; however, such tremendous growth combined with the low interest-rate environment prevalent over the reporting period increased pressure on the dividend. Additionally, the greater penetration of insurance into the California municipal bond market led to tighter yield spreads between higher- and lower-rated credits, resulting in more competition and lower yields as the supply of nonrated issues diminished. We still found sufficient opportunities remained in the high yield marketplace for Franklin California High Yield Municipal Fund, as Franklin's research capabilities and size often gave us the first look at new issues coming to market. Much of our strength lies in our research staff and their ability to locate issues and find value in the market.

Recent fund purchases included Santa Rosa Fountaingrove Parkway District. Fountaingrove is a 600-unit golf course community in the rapidly growing Santa Rosa area. The district encompasses 560 acres with 200 housing units under construction. Due to recent growth restrictions implemented by the city, the district will likely be the city's last hillside development, which should provide more value and stability to the project.

If you had invested $10,000 in the fund's Class A shares at inception on May 3, 1993, as of May 31, 1999, you would have received monthly tax-free income dividend checks totaling more than $3,514. If you had reinvested all your distributions, including capital gains, your account would have been worth $14,591.(2) In both cases, the fund has provided shareholders attractive returns. Of course, this was a period of generally declining interest rates and rising bond prices, and past performance cannot guarantee future results.

We continue to follow our strategy of investing for income, share price stability and tax efficiency. The fund should perform well into the next reporting period, aided by relatively stable interest rates and ample supply of new bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




(2). Total returns include sales charges and assume reinvestment of dividends and capital gains at net asset value. Class A (formerly Class I): Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.



DIVIDEND DISTRIBUTIONS
Franklin California High Yield Municipal Fund
6/1/98-5/31/99



                                                        DIVIDEND PER SHARE
                                                        ------------------
MONTH                                                 CLASS A         CLASS C
-----------------------------------------------------------------------------

June                                                 5.0 cents        4.10 cents
July                                                 5.0 cents        4.46 cents
August                                               5.0 cents        4.46 cents
September                                            5.0 cents        4.46 cents
October                                              5.0 cents        4.65 cents
November                                             5.0 cents        4.65 cents
December                                             4.7 cents        4.35 cents
January                                              4.7 cents        4.35 cents
February                                             4.7 cents        4.35 cents
March                                                4.7 cents        4.13 cents
April                                                4.7 cents        4.13 cents
May                                                  4.7 cents        4.13 cents
--------------------------------------------------------------------------------
Total                                               58.2 cents       52.22 cents



FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

CLASS A (formerly Class I):

Subject to the current,maximum 4.25% initial sales charge. Prior to July 1,1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be lower.(*)

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.(*)

(*)The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.61% and 4.21% for Class A and C shares respectively. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PERFORMANCE SUMMARY AS OF 5/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (6/1/98-5/31/99)

  CLASS A                                  CHANGE           5/31/99    5/31/98
  ----------------------------------------------------------------------------

  Net Asset Value                          -$0.05            $10.60    $10.65

                                          DISTRIBUTIONS
                                          ------------------------------------

  Dividend Income                         $0.5820

  CLASS C                                 CHANGE            5/31/99   5/31/98
  ----------------------------------------------------------------------------

  Net Asset Value                          -$0.05           $10.63    $10.68



                                          DISTRIBUTIONS
                                          ------------------------------------

  Dividend Income                         $0.5222



                        Past performance is not predictive of future results.


PERFORMANCE

                                                                                INCEPTION
  CLASS A                                                       1-YEAR   5-YEAR  (5/3/93)
  ----------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                    +5.07%  +48.26%    +52.51%
  Average Annual Total Return(2)                                +0.63%   +7.26%     +6.43%

  Distribution Rate(3)                          5.04%
  Taxable Equivalent Distribution Rate(4)       9.20%
  30-Day Standardized Yield(5)                  4.83%
  Taxable Equivalent Yield(4)                   8.82%


                                                                                  INCEPTION
  CLASS C                                                       1-YEAR    3-YEAR   (5/1/96)
  -----------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                    +4.48%    +26.84%   +27.53%
  Average Annual Total Return(2)                                +2.43%     +7.88%    +7.85%

  Distribution Rate(3)                          4.59%
  Taxable Equivalent Distribution Rate(4)       8.38%
  30-Day Standardized Yield(5)                  4.45%
  Taxable Equivalent Yield(4)                   8.12%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s)for that class.

(3). Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on May 31, 1999.

(4). Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN CALIFORNIA HIGH
YIELD MUNICIPAL FUND



  AVERAGE ANNUAL TOTAL RETURN
  5/31/99

  CLASS A
  ----------------------------------

  1-Year                       +0.63%

  5-Year                       +7.26%

  SINCE INCEPTION (5/3/93)     +6.43%


  AVERAGE ANNUAL TOTAL RETURN
  5/31/99

  CLASS C
  ---------------------------------

  1-Year                     +2.43%

  3-Year                     +7.88%

  SINCE INCEPTION (5/1/96)   +7.85%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

                              [CLASS A LINE GRAPH]

GRAPHIC MATERIAL (9)

The following line graph compares the performance of Franklin California High Yield Municipal Fund - Class A shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 5/3/93 - 5/31/99. Source: Standard and Poor's Micropal.


                                     Franklin California High Yield                   Lehman Brothers
Date                                     Municipal Fund-Class A                     Municipal Bond Index           CPI
----                          --------------------------------------------    -------------------------------    --------
       05/03/1993                           $9,579                                 $10,000                        $10,000
       05/31/1993                           $9,550                   0.51%         $10,051              0.13%     $10,013
       06/30/1993                           $9,713                   1.67%         $10,218              0.14%     $10,027
       07/31/1993                           $9,703                   0.13%         $10,232              0.00%     $10,027
       08/31/1993                           $9,909                   2.08%         $10,445              0.28%     $10,055
       09/30/1993                          $10,059                   1.14%         $10,564              0.21%     $10,076
       10/31/1993                          $10,092                   0.19%         $10,584              0.41%     $10,117
       11/30/1993                          $10,039                  -0.88%         $10,491              0.07%     $10,124
       12/31/1993                          $10,223                   2.11%         $10,712              0.00%     $10,124
       01/31/1994                          $10,346                   1.14%         $10,834              0.27%     $10,152
       02/28/1994                          $10,183                  -2.59%         $10,553              0.34%     $10,186
       03/31/1994                           $9,726                  -4.07%         $10,124              0.34%     $10,221
       04/30/1994                           $9,759                   0.85%         $10,210              0.14%     $10,235
       05/31/1994                           $9,843                   0.87%         $10,299              0.07%     $10,242
       06/30/1994                           $9,744                  -0.61%         $10,236              0.34%     $10,277
       07/31/1994                           $9,931                   1.83%         $10,423              0.27%     $10,305
       08/31/1994                          $10,006                   0.35%         $10,460              0.40%     $10,346
       09/30/1994                           $9,906                  -1.47%         $10,306              0.27%     $10,374
       10/31/1994                           $9,763                  -1.78%         $10,123              0.07%     $10,381
       11/30/1994                           $9,538                  -1.81%         $9,939               0.13%     $10,395
       12/31/1994                           $9,604                   2.20%         $10,158              0.00%     $10,395
       01/31/1995                           $9,892                   2.86%         $10,448              0.40%     $10,436
       02/28/1995                          $10,181                   2.91%         $10,753              0.40%     $10,478
       03/31/1995                          $10,397                   1.15%         $10,876              0.33%     $10,513
       04/30/1995                          $10,453                   0.12%         $10,889              0.33%     $10,547
       05/31/1995                          $10,736                   3.19%         $11,237              0.20%     $10,568
       06/30/1995                          $10,631                  -0.87%         $11,139              0.20%     $10,590
       07/31/1995                          $10,678                   0.95%         $11,245              0.00%     $10,590
       08/31/1995                          $10,793                   1.27%         $11,387              0.26%     $10,617
       09/30/1995                          $10,898                   0.63%         $11,459              0.20%     $10,638
       10/31/1995                          $11,069                   1.45%         $11,625              0.33%     $10,673
       11/30/1995                          $11,264                   1.66%         $11,818             -0.07%     $10,666
       12/31/1995                          $11,427                   0.96%         $11,932             -0.07%     $10,658
       01/31/1996                          $11,489                   0.76%         $12,023              0.59%     $10,721
       02/29/1996                          $11,403                  -0.68%         $11,941              0.32%     $10,756
       03/31/1996                          $11,296                  -1.28%         $11,788              0.52%     $10,812
       04/30/1996                          $11,279                  -0.28%         $11,755              0.39%     $10,854
       05/31/1996                          $11,330                  -0.04%         $11,750              0.19%     $10,874
       06/30/1996                          $11,509                   1.09%         $11,878              0.06%     $10,881
       07/31/1996                          $11,585                   0.91%         $11,986              0.19%     $10,902
       08/31/1996                          $11,602                  -0.02%         $11,984              0.19%     $10,922
       09/30/1996                          $11,792                   1.40%         $12,152              0.32%     $10,957
       10/31/1996                          $11,936                   1.13%         $12,289              0.32%     $10,992
       11/30/1996                          $12,153                   1.83%         $12,514              0.19%     $11,013
       12/31/1996                          $12,131                  -0.42%         $12,461              0.00%     $11,013
       01/31/1997                          $12,134                   0.19%         $12,485              0.32%     $11,048
       02/28/1997                          $12,257                   0.92%         $12,600              0.31%     $11,083
       03/31/1997                          $12,137                  -1.33%         $12,432              0.25%     $11,110
       04/30/1997                          $12,262                   0.84%         $12,537              0.12%     $11,124
       05/31/1997                          $12,424                   1.51%         $12,726             -0.06%     $11,117
       06/30/1997                          $12,598                   1.07%         $12,862              0.12%     $11,130
       11/30/1993                          $10,039                  -0.88%         $10,491              0.07%     $10,124
       12/31/1993                          $10,223                   2.11%         $10,712              0.00%     $10,124
       01/31/1994                          $10,346                   1.14%         $10,834              0.27%     $10,152
       02/28/1994                          $10,183                  -2.59%         $10,553              0.34%     $10,186
       03/31/1994                           $9,726                  -4.07%         $10,124              0.34%     $10,221
       04/30/1994                           $9,759                   0.85%         $10,210              0.14%     $10,235
       05/31/1994                           $9,843                   0.87%         $10,299              0.07%     $10,242
       06/30/1994                           $9,744                  -0.61%         $10,236              0.34%     $10,277
       07/31/1994                           $9,931                   1.83%         $10,423              0.27%     $10,305
       08/31/1994                          $10,006                   0.35%         $10,460              0.40%     $10,346
       09/30/1994                           $9,906                  -1.47%         $10,306              0.27%     $10,374
       10/31/1994                           $9,763                  -1.78%         $10,123              0.07%     $10,381
       11/30/1994                           $9,538                  -1.81%         $9,939               0.13%     $10,395
       12/31/1994                           $9,604                   2.20%         $10,158              0.00%     $10,395
       01/31/1995                           $9,892                   2.86%         $10,448              0.40%     $10,436
       02/28/1995                          $10,181                   2.91%         $10,753              0.40%     $10,478
       03/31/1995                          $10,397                   1.15%         $10,876              0.33%     $10,513
       04/30/1995                          $10,453                   0.12%         $10,889              0.33%     $10,547
       05/31/1995                          $10,736                   3.19%         $11,237              0.20%     $10,568
       06/30/1995                          $10,631                  -0.87%         $11,139              0.20%     $10,590
       07/31/1995                          $10,678                   0.95%         $11,245              0.00%     $10,590
       08/31/1995                          $10,793                   1.27%         $11,387              0.26%     $10,617
       09/30/1995                          $10,898                   0.63%         $11,459              0.20%     $10,638
       10/31/1995                          $11,069                   1.45%         $11,625              0.33%     $10,673
       11/30/1995                          $11,264                   1.66%         $11,818             -0.07%     $10,666
       12/31/1995                          $11,427                   0.96%         $11,932             -0.07%     $10,658
       01/31/1996                          $11,489                   0.76%         $12,023              0.59%     $10,721
       02/29/1996                          $11,403                  -0.68%         $11,941              0.32%     $10,756
       03/31/1996                          $11,296                  -1.28%         $11,788              0.52%     $10,812
       04/30/1996                          $11,279                  -0.28%         $11,755              0.39%     $10,854
       05/31/1996                          $11,330                  -0.04%         $11,750              0.19%     $10,874
       06/30/1996                          $11,509                   1.09%         $11,878              0.06%     $10,881
       07/31/1996                          $11,585                   0.91%         $11,986              0.19%     $10,902
       08/31/1996                          $11,602                  -0.02%         $11,984              0.19%     $10,922
       09/30/1996                          $11,792                   1.40%         $12,152              0.32%     $10,957
       10/31/1996                          $11,936                   1.13%         $12,289              0.32%     $10,992
       11/30/1996                          $12,153                   1.83%         $12,514              0.19%     $11,013
       12/31/1996                          $12,131                  -0.42%         $12,461              0.00%     $11,013
       01/31/1997                          $12,134                   0.19%         $12,485              0.32%     $11,048
       02/28/1997                          $12,257                   0.92%         $12,600              0.31%     $11,083
       03/31/1997                          $12,137                  -1.33%         $12,432              0.25%     $11,110
       04/30/1997                          $12,262                   0.84%         $12,537              0.12%     $11,124
       05/31/1997                          $12,424                   1.51%         $12,726             -0.06%     $11,117
       06/30/1997                          $12,598                   1.07%         $12,862              0.12%     $11,130
       11/30/1993                          $10,039                  -0.88%         $10,491              0.07%     $10,124
       12/31/1993                          $10,223                   2.11%         $10,712              0.00%     $10,124
       01/31/1994                          $10,346                   1.14%         $10,834              0.27%     $10,152
       02/28/1994                          $10,183                  -2.59%         $10,553              0.34%     $10,186
       03/31/1994                           $9,726                  -4.07%         $10,124              0.34%     $10,221
       04/30/1994                           $9,759                   0.85%         $10,210              0.14%     $10,235
       05/31/1994                           $9,843                   0.87%         $10,299              0.07%     $10,242
       06/30/1994                           $9,744                  -0.61%         $10,236              0.34%     $10,277
       07/31/1994                           $9,931                   1.83%         $10,423              0.27%     $10,305
       08/31/1994                          $10,006                   0.35%         $10,460              0.40%     $10,346
       09/30/1994                           $9,906                  -1.47%         $10,306              0.27%     $10,374
       10/31/1994                           $9,763                  -1.78%         $10,123              0.07%     $10,381
       11/30/1994                           $9,538                  -1.81%         $9,939               0.13%     $10,395
       12/31/1994                           $9,604                   2.20%         $10,158              0.00%     $10,395
       01/31/1995                           $9,892                   2.86%         $10,448              0.40%     $10,436
       02/28/1995                          $10,181                   2.91%         $10,753              0.40%     $10,478
       03/31/1995                          $10,397                   1.15%         $10,876              0.33%     $10,513
       04/30/1995                          $10,453                   0.12%         $10,889              0.33%     $10,547
       05/31/1995                          $10,736                   3.19%         $11,237              0.20%     $10,568
       06/30/1995                          $10,631                  -0.87%         $11,139              0.20%     $10,590
       07/31/1995                          $10,678                   0.95%         $11,245              0.00%     $10,590
       08/31/1995                          $10,793                   1.27%         $11,387              0.26%     $10,617
       09/30/1995                          $10,898                   0.63%         $11,459              0.20%     $10,638
       10/31/1995                          $11,069                   1.45%         $11,625              0.33%     $10,673
       11/30/1995                          $11,264                   1.66%         $11,818             -0.07%     $10,666
       12/31/1995                          $11,427                   0.96%         $11,932             -0.07%     $10,658
       01/31/1996                          $11,489                   0.76%         $12,023              0.59%     $10,721
       02/29/1996                          $11,403                  -0.68%         $11,941              0.32%     $10,756
       03/31/1996                          $11,296                  -1.28%         $11,788              0.52%     $10,812
       04/30/1996                          $11,279                  -0.28%         $11,755              0.39%     $10,854
       05/31/1996                          $11,330                  -0.04%         $11,750              0.19%     $10,874
       06/30/1996                          $11,509                   1.09%         $11,878              0.06%     $10,881
       07/31/1996                          $11,585                   0.91%         $11,986              0.19%     $10,902
       08/31/1996                          $11,602                  -0.02%         $11,984              0.19%     $10,922
       09/30/1996                          $11,792                   1.40%         $12,152              0.32%     $10,957
       10/31/1996                          $11,936                   1.13%         $12,289              0.32%     $10,992
       11/30/1996                          $12,153                   1.83%         $12,514              0.19%     $11,013
       12/31/1996                          $12,131                  -0.42%         $12,461              0.00%     $11,013
       01/31/1997                          $12,134                   0.19%         $12,485              0.32%     $11,048
       02/28/1997                          $12,257                   0.92%         $12,600              0.31%     $11,083
       03/31/1997                          $12,137                  -1.33%         $12,432              0.25%     $11,110
       04/30/1997                          $12,262                   0.84%         $12,537              0.12%     $11,124
       05/31/1997                          $12,424                   1.51%         $12,726             -0.06%     $11,117
       06/30/1997                          $12,598                   1.07%         $12,862              0.12%     $11,130
       07/31/1997                          $12,947                   2.77%         $13,219              0.12%     $11,144
       08/31/1997                          $12,887                  -0.94%         $13,094              0.19%     $11,165
       09/30/1997                          $13,127                   1.19%         $13,250              0.25%     $11,193
       10/31/1997                          $13,231                   0.64%         $13,335              0.25%     $11,221
       11/30/1997                          $13,347                   0.59%         $13,414             -0.06%     $11,214
       12/31/1997                          $13,553                   1.46%         $13,609             -0.12%     $11,201
       01/31/1998                          $13,670                   1.03%         $13,750              0.19%     $11,222
       02/28/1998                          $13,685                   0.03%         $13,754              0.19%     $11,243
       03/31/1998                          $13,685                   0.09%         $13,766              0.19%     $11,265
       04/30/1998                          $13,672                  -0.45%         $13,704              0.18%     $11,285
       05/31/1998                          $13,892                   1.58%         $13,921              0.18%     $11,305
       06/30/1998                          $13,971                   0.39%         $13,975              0.12%     $11,319
       07/31/1998                          $14,023                   0.25%         $14,010              0.12%     $11,332
       08/31/1998                          $14,234                   1.55%         $14,227              0.12%     $11,346
       09/30/1998                          $14,446                   1.25%         $14,405              0.12%     $11,360
       10/31/1998                          $14,433                   0.00%         $14,405              0.24%     $11,387
       11/30/1998                          $14,526                   0.35%         $14,455              0.00%     $11,387
       12/31/1998                          $14,549                   0.25%         $14,491             -0.06%     $11,380
       01/31/1999                          $14,680                   1.19%         $14,664              0.24%     $11,407
       02/28/1999                          $14,649                  -0.44%         $14,599              0.12%     $11,421
       03/31/1999                          $14,672                   0.14%         $14,620              0.30%     $11,455
       04/30/1999                          $14,695                   0.25%         $14,656              0.73%     $11,539
       05/31/1999-0.71%                    $14,608                  -0.58%         $14,571              0.00%     $11,539

Total Return                                 46.08%                                  45.71%                         15.39%

                              [CLASS C LINE GRAPH]

GRAPHIC MATERIAL (11)

The following line graph compares the performance of Franklin California High Yield Municipal Fund - Class C shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 5/1/96 - 5/31/99. Source: Standard and Poor's Micropal.


                                  Franklin California High Yield               Lehman Brothers Municipal
Date                                  Municipal Fund-Class C                          Bond Index                     CPI
----                              ------------------------------               -------------------------             ---
      05/01/1996                           $9,899                            $10,000                               $10,000
      05/31/1996                           $9,937           -0.04%            $9,996                     0.19%     $10,019
      06/28/1996                          $10,080            1.09%           $10,105                     0.06%     $10,025
      07/31/1996                          $10,152            0.91%           $10,197                     0.19%     $10,044
      08/30/1996                          $10,153           -0.02%           $10,195                     0.19%     $10,063
      09/30/1996                          $10,316            1.40%           $10,338                     0.32%     $10,095
      10/31/1996                          $10,436            1.13%           $10,454                     0.32%     $10,128
      11/29/1996                          $10,620            1.83%           $10,646                     0.19%     $10,147
      12/31/1996                          $10,606           -0.42%           $10,601                     0.00%     $10,147
      01/31/1997                          $10,601            0.19%           $10,621                     0.32%     $10,179
      02/28/1997                          $10,701            0.92%           $10,719                     0.31%     $10,211
      03/31/1997                          $10,601           -1.33%           $10,576                     0.25%     $10,236
      04/30/1997                          $10,694            0.84%           $10,665                     0.12%     $10,249
      05/31/1997                          $10,841            1.51%           $10,826                    -0.06%     $10,243
      06/30/1997                          $10,977            1.07%           $10,942                     0.12%     $10,255
      07/31/1997                          $11,287            2.77%           $11,245                     0.12%     $10,267
      08/31/1997                          $11,230           -0.94%           $11,139                     0.19%     $10,287
      09/30/1997                          $11,433            1.19%           $11,272                     0.25%     $10,312
      10/31/1997                          $11,518            0.64%           $11,344                     0.25%     $10,338
      11/30/1997                          $11,624            0.59%           $11,411                    -0.06%     $10,332
      12/31/1997                          $11,786            1.46%           $11,578                    -0.12%     $10,320
      01/31/1998                          $11,896            1.03%           $11,697                     0.19%     $10,339
      02/28/1998                          $11,896            0.03%           $11,700                     0.19%     $10,359
      03/31/1998                          $11,893            0.09%           $11,711                     0.19%     $10,379
      04/30/1998                          $11,875           -0.45%           $11,658                     0.18%     $10,397
      05/31/1998                          $12,072            1.58%           $11,842                     0.18%     $10,416
      06/30/1998                          $12,129            0.39%           $11,889                     0.12%     $10,428
      07/31/1998                          $12,169            0.25%           $11,918                     0.12%     $10,441
      08/31/1998                          $12,345            1.55%           $12,103                     0.12%     $10,453
      09/30/1998                          $12,522            1.25%           $12,254                     0.12%     $10,466
      10/31/1998                          $12,506            0.00%           $12,254                     0.24%     $10,491
      11/30/1998                          $12,583            0.35%           $12,297                     0.00%     $10,491
      12/31/1998                          $12,587            0.25%           $12,328                    -0.06%     $10,485
      01/31/1999                          $12,708            1.19%           $12,475                     0.24%     $10,510
      02/28/1999                          $12,665           -0.44%           $12,420                     0.12%     $10,523
      03/31/1999                          $12,678            0.14%           $12,437                     0.30%     $10,554
      04/30/1999                          $12,703            0.25%           $12,468                     0.73%     $10,631
      05/31/1999-0.76%                    $12,625           -0.58%           $12,396                     0.00%     $10,631

Total Return                               26.25%                              23.96%                                 6.31%


(*)Source: Standard and Poor's Micropal.

                         Past performance is not predictive of future results.


FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)

STATE UPDATE
Tennessee, the home of the 1998 college football national champions, has created a solid plan for economic growth. The state has received numerous awards and certificates of excellence for developing comprehensive accounting standards. Tennessee has only a modest amount of debt. The debt to personal income ratio is 1.0%, or $214 per person, while the national average is 2.0%, or $505 per person. A state statute requires supporting taxes for general obligation bonds to be 1.5 times the debt service.(2) Furthermore, Tennessee has consistently balanced its finances while simultaneously building up reserves.

However, the state needed to improve in a few areas. Economic growth has trailed the nation in recent years, growing at less than half of the national average. The increasingly important

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

(2). Source: Moody's Investors Service, Municipal Credit Research, 4/9/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 48 of this report.


CREDIT QUALITY BREAKDOWN(*)
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments
5/31/99

[PIE CHART]

                 AAA - 47.4%

                 AA - 40.2%

                 A - 3.9%

                 BBB - 7.8%

                 Below Investment Grade 0.7%

(*)Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


  DIVIDEND DISTRIBUTIONS
  FRANKLIN TENNESSEE
  MUNICIPAL BOND FUND - CLASS A
  6/1/98-5/31/99


                       DIVIDEND
  MONTH                PER SHARE
  ------------------------------

  June                  4.70 cents

  July                  4.70 cents

  August                4.70 cents

  September             4.60 cents

  October               4.60 cents

  November              4.60 cents

  December              4.60 cents

  January               4.60 cents

  February              4.60 cents

  March                 4.45 cents

  April                 4.45 cents

  May                   4.45 cents
  --------------------------------
  TOTAL                55.05 CENTS


 WHY DOES A FUND HOLD
 PUERTO RICO BONDS?

During a time of limited diversification choices, a fund may purchase Puerto Rico issues, which enjoy tax-free exemption in a majority of states and are in general highly liquid and well-received in the marketplace.

service sector's growth slowed to 1.5% in 1998, in sharp contrast to neighboring states.(2) Tackling these issues, Tennessee enacted various policies to promote growth. In addition, the state continues to attract significant outside investment, which was more than $2 billion annually throughout the '90s.(3)

Overall, the future looks promising for the Volunteer State. Tennessee has built up strong financial measures while also enhancing its economic growth.

PORTFOLIO NOTES

Franklin Tennessee Municipal Bond Fund experienced extraordinary asset growth during the fiscal year ended May 31, 1999. The fund's total net assets increased 73%, from $44.5 million to $77.1 million. We maintained our disciplined approach of finding value in municipal securities with good call protection to keep within the stated objective of providing long-term income when investing new money. As a result, the fund boasts excellent call protection with a weighted average life to first call of approximately eight years, at the end of the fund's fiscal year.

During the reporting period, we sold from our ample supply of Puerto Rico bonds to buy quality Tennessee bonds as they became available. As a result, we increased our exposure to general obligation (GO) bonds by 5.8%, education bonds by 1.7% and utility revenue bonds by 2.6% of total net assets. We found value in the following credits: Shelby County GOs, Metropolitan Government of Nashville and Davidson County GOs, Tennessee State School Board Authority Bonds and Hallsdale-Powell Utility District of Knox County Water and Sewer Revenue Bonds. These purchases helped maintain excellent sector and credit diversification as well as superior credit quality, and the fund held 47.4% of total net assets of AAA quality, on May 31, 1999.


(3). Source: Fitch IBCA, 4/99.



If you had invested $10,000 in the fund's Class A shares at inception on May 10, 1994, as of May 31, 1999, you would have received monthly tax-free income dividend checks totaling more than $2,640. If you had reinvested all your distributions, including capital gains, your account would have been worth $13,844.(4) In both cases, the fund has provided shareholders attractive returns. Of course, this was a period of generally declining interest rates and rising bond prices, and past performance cannot guarantee future results.

Tennessee's sound economy has continued to exhibit strength. The state's low debt burden combined with the growing need for new infrastructure such as highways, schools and affordable housing should sustain the demand for new borrowing. In addition, if interest rates remain low, refunding issues resulting from lower borrowing costs available to issuers could add to new-issue supply. Hence, our outlook for the state's municipal bond supply remains positive.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

(4). Total returns include sales charges and assume reinvestment of dividends and capital gains at net asset value. Class A: Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PORTFOLIO BREAKDOWN
FRANKLIN TENNESSEE
Municipal Bond Fund
5/31/99

                              % OF TOTAL
                               LONG-TERM
SECTOR                        INVESTMENTS
-----------------------------------------
Utilities                        25.8%

Hospitals                        20.3%

General Obligation               19.0%

Education                         8.1%

Housing                          7.6%

Prerefunded                      6.0%

Industrial                       5.6%

Other Revenue                    3.8%

Transportation                   2.2%

Certificates of Participation    1.6%



FRANKLIN TENNESSEE
MUNICIPAL BOND FUND


PERFORMANCE SUMMARY AS OF 5/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

  CLASS A:

  Subject to the maximum 4.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, total return and yield to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.11%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PRICE AND DISTRIBUTION INFORMATION (6/1/98-5/31/99)


  CLASS A                        CHANGE         5/31/99   5/31/98
  ---------------------------------------------------------------

  Net Asset Value                -$0.11          $11.16   $11.27

                                 DISTRIBUTIONS
                                 --------------------------------

  Dividend Income               $0.5505
  Long-Term Capital Gain        $0.0030
  Short-Term Capital Gain       $0.0233
        TOTAL                   $0.5768

Franklin Tennessee Municipal Bond Fund paid distributions derived from long-term capital gains of 0.3 cents ($0.0030) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

22                        Past performance is not predictive of future results.

PERFORMANCE

                                                                               INCEPTION
  CLASS A                                                   1-YEAR    5-YEAR   (5/10/94)
  --------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +4.19%   +43.01%   +44.73%
  Average Annual Total Return(2)                             -0.24%    +6.49%    +6.67%

  Distribution Rate(3)                          4.53%
  Taxable Equivalent Distribution Rate(4)       7.98%
  30-Day Standardized Yield(5)                  4.51%
  Taxable Equivalent Yield(4)                   7.94%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

(3). Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.66 on May 31, 1999.

(4). Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Tennessee state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

(5). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

  AVERAGE ANNUAL TOTAL RETURN
  5/31/99


  Class A
  -----------------------------------

  1-Year                       -0.24%

  5-Year                       +6.49%

  Since Inception (5/10/94)    +6.67%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index
(CPI).

                              [CLASS A LINE GRAPH]

GRAPHIC MATERIAL (16)

The following line graph compares the performance of Franklin Tennessee Municipal Bond Fund - Class A shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 5/10/94 - 5/31/99. Source: Standard and Poor's Micropal.

                                      Franklin Tennessee Municipal                   Lehman Brothers
          Date                              Bond Fund-Class A                      Municipal Bond Index            CPI
          ----                        ----------------------------                 --------------------            ---
          05/10/1994                     $9,579                                  $10,000                          $10,000
          05/31/1994                     $9,693                0.59%             $10,059           0.05%          $10,005
          06/30/1994                     $9,579               -0.61%              $9,998           0.34%          $10,039
          07/31/1994                     $9,799                1.83%             $10,181           0.27%          $10,066
          08/31/1994                     $9,818                0.35%             $10,216           0.40%          $10,106
          09/30/1994                     $9,644               -1.47%             $10,066           0.27%          $10,133
          10/31/1994                     $9,381               -1.78%              $9,887           0.07%          $10,141
          11/30/1994                     $9,148               -1.81%              $9,708           0.13%          $10,154
          12/31/1994                     $9,448                2.20%              $9,921           0.00%          $10,154
          01/31/1995                     $9,799                2.86%             $10,205           0.40%          $10,194
          02/28/1995                    $10,103                2.91%             $10,502           0.40%          $10,235
          03/31/1995                    $10,201                1.15%             $10,623           0.33%          $10,269
          04/30/1995                    $10,219                0.12%             $10,636           0.33%          $10,303
          05/31/1995                    $10,537                3.19%             $10,975           0.20%          $10,323
          06/30/1995                    $10,436               -0.87%             $10,879           0.20%          $10,344
          07/31/1995                    $10,485                0.95%             $10,983           0.00%          $10,344
          08/31/1995                    $10,637                1.27%             $11,122           0.26%          $10,371
          09/30/1995                    $10,706                0.63%             $11,192           0.20%          $10,392
          10/31/1995                    $10,858                1.45%             $11,355           0.33%          $10,426
          11/30/1995                    $11,063                1.66%             $11,543          -0.07%          $10,419
          12/31/1995                    $11,187                0.96%             $11,654          -0.07%          $10,411
          01/31/1996                    $11,250                0.76%             $11,743           0.59%          $10,473
          02/29/1996                    $11,135               -0.68%             $11,663           0.32%          $10,506
          03/31/1996                    $11,010               -1.28%             $11,513           0.52%          $10,561
          04/30/1996                    $10,989               -0.28%             $11,481           0.39%          $10,602
          05/31/1996                    $11,010               -0.04%             $11,477           0.19%          $10,622
          06/30/1996                    $11,148                1.09%             $11,602           0.06%          $10,629
          07/31/1996                    $11,254                0.91%             $11,707           0.19%          $10,649
          08/31/1996                    $11,264               -0.02%             $11,705           0.19%          $10,669
          09/30/1996                    $11,458                1.40%             $11,869           0.32%          $10,703
          10/31/1996                    $11,577                1.13%             $12,003           0.32%          $10,737
          11/30/1996                    $11,783                1.83%             $12,223           0.19%          $10,758
          12/31/1996                    $11,729               -0.42%             $12,171           0.00%          $10,758
          01/31/1997                    $11,740                0.19%             $12,194           0.32%          $10,792
          02/28/1997                    $11,860                0.92%             $12,307           0.31%          $10,826
          03/31/1997                    $11,705               -1.33%             $12,143           0.25%          $10,853
          04/30/1997                    $11,817                0.84%             $12,245           0.12%          $10,866
          05/31/1997                    $11,995                1.51%             $12,430          -0.06%          $10,859
          06/30/1997                    $12,129                1.07%             $12,563           0.12%          $10,872
          07/31/1997                    $12,512                2.77%             $12,911           0.12%          $10,885
          08/31/1997                    $12,365               -0.94%             $12,789           0.19%          $10,906
          09/30/1997                    $12,543                1.19%             $12,942           0.25%          $10,933
          10/31/1997                    $12,620                0.64%             $13,024           0.25%          $10,961
          11/30/1997                    $12,754                0.59%             $13,101          -0.06%          $10,954
          12/31/1997                    $12,981                1.46%             $13,293          -0.12%          $10,941
          01/31/1998                    $13,116                1.03%             $13,429           0.19%          $10,962
          02/28/1998                    $13,112                0.03%             $13,433           0.19%          $10,983
          03/31/1998                    $13,120                0.09%             $13,446           0.19%          $11,003
          04/30/1998                    $13,058               -0.45%             $13,385           0.18%          $11,023
          05/31/1998                    $13,289                1.58%             $13,597           0.18%          $11,043
          06/30/1998                    $13,368                0.39%             $13,650           0.12%          $11,056
          07/31/1998                    $13,400                0.25%             $13,684           0.12%          $11,070
          08/31/1998                    $13,611                1.55%             $13,896           0.12%          $11,083
          09/30/1998                    $13,786                1.25%             $14,069           0.12%          $11,096
          10/31/1998                    $13,733                0.00%             $14,069           0.24%          $11,123
          11/30/1998                    $13,800                0.35%             $14,119           0.00%          $11,123
          12/31/1998                    $13,839                0.25%             $14,154          -0.06%          $11,116
          01/31/1999                    $13,981                1.19%             $14,322           0.24%          $11,143
          02/28/1999                    $13,903               -0.44%             $14,259           0.12%          $11,156
          03/31/1999                    $13,957                0.14%             $14,279           0.30%          $11,190
          04/30/1999                    $13,962                0.25%             $14,315           0.73%          $11,271
          05/31/1999                    $13,863-0.89%         -0.58%             $14,232           0.00%          $11,271

Total Return                             38.63%                                   42.32%                            12.71%


*Source: Standard and Poor's Micropal.


                        Past performance is not predictive of future results.


FRANKLIN WASHINGTON
MUNICIPAL BOND FUND

Your Fund's Goal: Franklin Washington Municipal Bond Fund seeks to provide high, current income exempt from regular federal income tax while seeking preservation of capital by investing primarily in a portfolio of Washington municipal securities.(1)

STATE UPDATE(2)

Washington's economic performance during the year under review was brighter than Seattle's famous rainy conditions. The state's diversified economy and the government's conservative fiscal practices helped it weather a year that otherwise could have been dampened by Asia's economic woes.

The economic expansion that began in the early 1980s continued despite the effects on the commodity export-heavy economy felt from the Asian recession. Since 1981, the state's service sector growth offset the manufacturing sector declines, as seen in Boeing Co.'s drop from its high of 10% in 1969 to its current 3.9% of the total state employment. Employment in those two sectors now closely mirrors the nation's. Most notable in offsetting the export decline was the construction industry's growth after nearly six years of stagnation.

CREDIT QUALITY BREAKDOWN(*)
Franklin Washington Municipal Bond Fund
Based on Total Long-Term Investments
5/31/99

                                  [PIE CHART]

                 AAA - 63.7%

                 AA - 19.2%

                 A - 11.0%

                 BBB - 6.1%

(*)Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

(1). The fund may invest as much as 100% of its assets in bonds that pay interest subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

(2). Source: Moody's Investors Service, Municipal Credit Research, 5/11/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 52 of this report.

DIVIDEND DISTRIBUTIONS
Franklin Washington
Municipal Bond Fund - Class A
6/1/98-5/31/99

                         DIVIDEND
MONTH                   PER SHARE
---------------------------------
June                    4.9 cents

July                    4.9 cents

August                  4.9 cents

September               4.9 cents

October                 4.9 cents

November                4.9 cents

December                4.9 cents

January                 4.9 cents

February                4.9 cents

March                   4.2 cents

April                   4.2 cents

May                     4.2 cents
---------------------------------
TOTAL                  56.7 CENTS




Washington has posted consistent positive financial operating results for more than a decade now. Audited financial statements for 1998 have net general fund revenue at $217 million, and $112.1 million of that was transferred to the Rainy Day Fund, bringing its total to $300.2 million. The Rainy Day Fund's balance is projected to increase by $133 million in 1999. This makes acceptable the high $1,241 per capita debt, more than twice the national state median, brought about by increasing infrastructure needs. Even though it is expected to lag the nation's growth, economic diversification and sound financial practices give Washington a positive economic growth outlook over the next few years.

PORTFOLIO NOTES

Washington continues to enjoy a strong rating of aa1/AA+ by Moody's and S&P(R), national credit rating agencies.(3) Municipal bonds were a very attractive purchase in 1998 because the difference in yield between a high grade municipal bond and a Treasury bond was extremely narrow. Historically, the yields of high grade municipal bonds are approximately 85% of Treasury yields. However, in 1998 the spreads reached 90%-95%, and at times 100%, partly as a result of the prevalence of municipal bond insurance.

(3). Source: Moody's Investors Service. This does not indicate a rating of the fund.

As competition among the major municipal insurers increased, the insurance premiums declined. This created the opportunity for municipalities to insure their debt at historically low rates. This further allowed bond purchasers access to some municipalities that typically had to pay higher yields to sell their issues. As a result, over 50% of the municipal debt brought to market in 1998 was enhanced by insurance, which gives the issue the rating of the company providing the insurance, in most cases AAA. As a result, many of the purchases in the fund were AAA-rated due to insurance. Some purchases this year were Washington State Health Care Facilities, Children's Hospital and Regional Medical Center - FSA insured, Chelan County Washington Public Utility District Number 001 Chelan Hydro - FSA insured and Seattle Washington Water System Revenue - FGIC insured.

PORTFOLIO BREAKDOWN
Franklin Washington
Municipal Bond Fund
5/31/99


                         % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS
-------------------------------------

Utilities                     28.9%

Prerefunded                   13.1%

Housing                       12.2%

Hospitals                     11.7%

General Obligation            11.1%

Industrial                    10.7%

Education                      9.7%

Transportation                 1.7%

Certificates of Participation  0.9%


If you had invested $10,000 in the fund's Class A shares at inception on May 3, 1993, as of May 31, 1999, you would have received monthly tax-free income dividend checks totaling more than $3,190. If you had reinvested all your distributions, including capital gains, your account would have been worth $13,913.(4) In both cases, the fund has provided shareholders attractive returns. Of course, this was a period of generally declining interest rates and rising bond prices, and past performance cannot guarantee future results.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


4. Total returns include sales charges and assume reinvestment of dividends and capital gains at net asset value. Class A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be lower. Past expense reductions by the fund's manager increased the fund's total returns.


Franklin Washington Municipal Bond Fund was closed to new investors after the close of business on January 12, 1999, when Franklin Municipal Securities Trust's board of trustees approved a proposal to merge Franklin Washington Municipal Bond Fund into Franklin Federal Tax-Free Income Fund, subject to shareholder approval. If the merger is approved, existing shareholders would benefit from the lower expenses of the larger Franklin Federal Tax-Free Income Fund as discussed in the proxy materials, "Franklin Municipal Securities Trust Joint Prospectus/Proxy Statement," dated April 22, 1999. The investment goal of Franklin Washington Municipal Bond Fund is to seek a high level of current income exempt from income taxes by investing in Washington municipal securities. Although Franklin Federal Tax-Free Income Fund's investment goal is similar, it seeks income exempt from federal income tax by investing in municipal securities throughout the nation.

FRANKLIN WASHINGTON
MUNICIPAL BOND FUND

  CLASS A:

  Subject to the current,maximum 4.25% initial sales charge. Prior to July 1,1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be lower. Past expense reductions by the fund's manager increased the fund's total returns.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s)for that class.

3. Distribution rate is based on an annualization of the current 4.0 cent per share monthly dividend and the maximum offering price of $10.88 on May 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 5/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (6/1/98-5/31/99)

  CLASS A                         CHANGE          5/31/99   5/31/98
  -----------------------------------------------------------------

  Net Asset Value                 -$0.06          $10.42     $10.48

                                  DISTRIBUTIONS
                                  ---------------------------------

  Dividend Income                 $0.5670



PERFORMANCE

                                                                             INCEPTION
  CLASS A                                                 1-YEAR     5-YEAR   (5/3/93)
  ------------------------------------------------------------------------------------
  Cumulative Total Return(1)                              +4.90%    +45.15%    +45.42%
  Average Annual Total Return(2)                          +0.40%     +6.81%     +5.60%
  Distribution Rate(3)                            4.41%
  Taxable Equivalent Distribution Rate(4)         7.30%
  30-Day Standardized Yield(5)                    3.78%
  Taxable Equivalent Yield(4)                     6.26%


                Past performance is not predictive of future results.


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

                              [CLASS A LINE GRAPH]

GRAPHIC MATERIAL (20)

The following line graph compares the performance of Franklin Washington Municipal Bond Fund - Class A shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 5/3/93 - 5/31/99.

                                      Franklin Washington Municipal                Lehman Brothers Municipal
Date                                        Bond Fund-Class A                             Bond Index                CPI
----                                  -----------------------------                -------------------------      -------
          05/03/1993                     $9,579                                  $10,000                          $10,000
          05/31/1993                     $9,569                0.51%             $10,051                 0.13%    $10,013
          06/30/1993                     $9,770                1.67%             $10,218                 0.14%    $10,027
          07/31/1993                     $9,761                0.13%             $10,232                 0.00%    $10,027
          08/31/1993                     $9,968                2.08%             $10,445                 0.28%    $10,055
          09/30/1993                    $10,098                1.14%             $10,564                 0.21%    $10,076
          10/31/1993                    $10,172                0.19%             $10,584                 0.41%    $10,117
          11/30/1993                     $9,974               -0.88%             $10,491                 0.07%    $10,124
          12/31/1993                    $10,237                2.11%             $10,712                 0.00%    $10,124
          01/31/1994                    $10,361                1.14%             $10,834                 0.27%    $10,152
          02/28/1994                    $10,061               -2.59%             $10,553                 0.34%    $10,186
          03/31/1994                     $9,373               -4.07%             $10,124                 0.34%    $10,221
          04/30/1994                     $9,448                0.85%             $10,210                 0.14%    $10,235
          05/31/1994                     $9,584                0.87%             $10,299                 0.07%    $10,242
          06/30/1994                     $9,489               -0.61%             $10,236                 0.34%    $10,277
          07/31/1994                     $9,748                1.83%             $10,423                 0.27%    $10,305
          08/31/1994                     $9,764                0.35%             $10,460                 0.40%    $10,346
          09/30/1994                     $9,527               -1.47%             $10,306                 0.27%    $10,374
          10/31/1994                     $9,287               -1.78%             $10,123                 0.07%    $10,381
          11/30/1994                     $9,049               -1.81%              $9,939                 0.13%    $10,395
          12/31/1994                     $9,304                2.20%             $10,158                 0.00%    $10,395
          01/31/1995                     $9,666                2.86%             $10,448                 0.40%    $10,436
          02/28/1995                    $10,008                2.91%             $10,753                 0.40%    $10,478
          03/31/1995                    $10,132                1.15%             $10,876                 0.33%    $10,513
          04/30/1995                    $10,129                0.12%             $10,889                 0.33%    $10,547
          05/31/1995                    $10,552                3.19%             $11,237                 0.20%    $10,568
          06/30/1995                    $10,400               -0.87%             $11,139                 0.20%    $10,590
          07/31/1995                    $10,462                0.95%             $11,245                 0.00%    $10,590
          08/31/1995                    $10,633                1.27%             $11,387                 0.26%    $10,617
          09/30/1995                    $10,718                0.63%             $11,459                 0.20%    $10,638
          10/31/1995                    $10,922                1.45%             $11,625                 0.33%    $10,673
          11/30/1995                    $11,150                1.66%             $11,818                -0.07%    $10,666
          12/31/1995                    $11,302                0.96%             $11,932                -0.07%    $10,658
          01/31/1996                    $11,344                0.76%             $12,023                 0.59%    $10,721
          02/29/1996                    $11,253               -0.68%             $11,941                 0.32%    $10,756
          03/31/1996                    $11,106               -1.28%             $11,788                 0.52%    $10,812
          04/30/1996                    $11,070               -0.28%             $11,755                 0.39%    $10,854
          05/31/1996                    $11,067               -0.04%             $11,750                 0.19%    $10,874
          06/30/1996                    $11,224                1.09%             $11,878                 0.06%    $10,881
          07/31/1996                    $11,313                0.91%             $11,986                 0.19%    $10,902
          08/31/1996                    $11,332               -0.02%             $11,984                 0.19%    $10,922
          09/30/1996                    $11,525                1.40%             $12,152                 0.32%    $10,957
          10/31/1996                    $11,650                1.13%             $12,289                 0.32%    $10,992
          11/30/1996                    $11,845                1.83%             $12,514                 0.19%    $11,013
          12/31/1996                    $11,808               -0.42%             $12,461                 0.00%    $11,013
          01/31/1997                    $11,805                0.19%             $12,485                 0.32%    $11,048
          02/28/1997                    $11,920                0.92%             $12,600                 0.31%    $11,083
          03/31/1997                    $11,776               -1.33%             $12,432                 0.25%    $11,110
          04/30/1997                    $11,904                0.84%             $12,537                 0.12%    $11,124
          05/31/1997                    $12,069                1.51%             $12,726                -0.06%    $11,117
          06/30/1997                    $12,209                1.07%             $12,862                 0.12%    $11,130
          07/31/1997                    $12,533                2.77%             $13,219                 0.12%    $11,144
          08/31/1997                    $12,435               -0.94%             $13,094                 0.19%    $11,165
          09/30/1997                    $12,579                1.19%             $13,250                 0.25%    $11,193
          10/31/1997                    $12,652                0.64%             $13,335                 0.25%    $11,221
          11/30/1997                    $12,749                0.59%             $13,414                -0.06%    $11,214
          12/31/1997                    $12,944                1.46%             $13,609                -0.12%    $11,201
          01/31/1998                    $13,042                1.03%             $13,750                 0.19%    $11,222
          02/28/1998                    $13,053                0.03%             $13,754                 0.19%    $11,243
          03/31/1998                    $13,101                0.09%             $13,766                 0.19%    $11,265
          04/30/1998                    $13,075               -0.45%             $13,704                 0.18%    $11,285
          05/31/1998                    $13,263                1.58%             $13,921                 0.18%    $11,305
          06/30/1998                    $13,350                0.39%             $13,975                 0.12%    $11,319
          07/31/1998                    $13,374                0.25%             $14,010                 0.12%    $11,332
          08/31/1998                    $13,565                1.55%             $14,227                 0.12%    $11,346
          09/30/1998                    $13,730                1.25%             $14,405                 0.12%    $11,360
          10/31/1998                    $13,716                0.00%             $14,405                 0.24%    $11,387
          11/30/1998                    $13,793                0.35%             $14,455                 0.00%    $11,387
          12/31/1998                    $13,831                0.25%             $14,491                -0.06%    $11,380
          01/31/1999                    $13,973                1.19%             $14,664                 0.24%    $11,407
          02/28/1999                    $13,932               -0.44%             $14,599                 0.12%    $11,421
          03/31/1999                    $13,961                0.14%             $14,620                 0.30%    $11,455
          04/30/1999                    $13,990                0.25%             $14,656                 0.73%    $11,539
          05/31/1999                    $13,929-0.58%         -0.58%             $14,571                 0.00%    $11,539

Total Return                             39.29%                                   45.71%                           15.39%


*Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN ARKANSAS MUNICIPAL BOND FUND

                                                                                     CLASS A
                                                            ---------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
                                                            ---------------------------------------------------------
                                                              1999         1998         1997         1996      1995
                                                            ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year ......................    $ 10.99      $ 10.51      $ 10.21      $10.32     $10.06
                                                            ---------------------------------------------------------
Income from investment operations:
 Net investment income .................................        .54          .56          .58         .55        .51
 Net realized and unrealized gains (losses) ............       (.13)         .50          .31        (.08)       .19
                                                            ---------------------------------------------------------
Total from investment operations .......................        .41         1.06          .89         .47        .70
                                                            ---------------------------------------------------------
Less distributions from:
 Net investment income .................................       (.55)        (.58)        (.59)       (.58)      (.44)
 In excess of net investment income ....................       (.01)          --           --          --         --
                                                            ---------------------------------------------------------
Total distributions ....................................       (.56)        (.58)        (.59)       (.58)      (.44)
                                                            ---------------------------------------------------------
Net asset value,end of year ............................    $ 10.84      $ 10.99      $ 10.51      $10.21     $10.32
                                                            =========================================================

Total return(*) ........................................       3.81%       10.31%        8.90%       4.65%      7.27%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) .........................    $41,874      $30,377      $13,140      $8,166     $4,134
Ratio to average net assets:
 Expenses ..............................................        .45%         .10%         .10%        .10%       .10%
 Expenses excluding waiver and payments by affiliates ..        .84%         .83%         .87%       1.04%      1.11%
 Net investment income .................................       4.87%        5.30%        5.71%       5.69%      5.64%
Portfolio turnover rate ................................      13.18%       18.75%        6.61%      19.22%     77.63%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999

                                                                                  PRINCIPAL
FRANKLIN ARKANSAS MUNICIPAL BOND FUND                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------
INVESTMENTS 97.8%
Arkansas GO,Waste Disposal and Pollution, Refunding, Series B, 6.25%,
    7/01/20 ................................................................     $  130,000     $  138,193
Arkansas State Development Finance Authority Drivers License Revenue, State
  Police Headquarters, Wireless Data, FGIC Insured, 5.40%, 6/01/18 .........        950,000        973,532
Arkansas State Development Finance Authority HMR, Series B-1, 5.80%,
  1/01/23 ..................................................................        470,000        478,592
Arkansas State Development Finance Authority Revenue, White River Medical
  Center Project,
    5.55%, 6/01/19 .........................................................      1,000,000        977,570
    5.60%, 6/01/24 .........................................................      1,200,000      1,170,072
Arkansas State Development Finance Authority SFMR, MBS Program,
    Series B, 6.10%, 1/01/29 ...............................................        985,000      1,017,387
    Series D, 6.85%, 1/01/27 ...............................................        105,000        111,537
    Series D-A, 5.375%, 7/01/30 ............................................        560,000        555,374
Arkansas State Development Finance Authority Wastewater System Revenue,
    Revolving Loan Fund,
    Series A, 5.85%, 12/01/19 ..............................................      1,000,000      1,049,480
    5.00%, 6/01/22 .........................................................        750,000        724,163
Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
    6.25%, 6/01/10 .........................................................        500,000        528,095
    5.60%, 6/01/14 .........................................................        325,000        327,100
Arkansas State Water Resources Development,
    Series A, 5.70%, 7/01/26 ...............................................        560,000        586,466
    Series B, 5.75%, 7/01/25 ...............................................        300,000        321,381
Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp.
    Project, 6.375%, 1/01/23 ...............................................        100,000        106,328
Camden Environmental Improvement Revenue, International Paper Co. Project,
  Series A, 7.625%, 11/01/18 ...............................................        250,000        285,870
Conway Public Facilities Board,Capital Improvement Revenue, Hendrix College
  Project, 6.00%, 10/01/26 .................................................        500,000        515,780
Conway Sales and Use Tax Revenue, Capital Improvement, Series A, FSA
  Insured, 5.35%, 12/01/17 .................................................      1,975,000      2,023,743
Fort Smith Water and Sewer Revenue,Refunding and Construction, MBIA
  Insured, 6.00%, 10/01/12 .................................................        130,000        140,651
Fouke School District No. 15 GO, Refunding and Construction, MBIA Insured,
  Pre-Refunded, 6.60%, 4/01/19 .............................................        130,000        144,095
Greenland School District No. 95, Washington County, Refunding and
  Construction, MBIA Insured, 6.50%, 5/01/13 ...............................        115,000        117,844
Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ..................        125,000        135,214
Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 ....................        200,000        196,480
Gurdon PCR, International Paper Co. Project, Refunding, Series A, 5.375%,
    3/01/20 ................................................................      2,160,000      2,126,650
Jefferson County PCR,
    Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ........        400,000        426,968
    Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ..............      2,900,000      2,931,378
Jonesboro City Water and Light Plant Public Utilities System Revenue,
    MBIA Insured, 5.40%, 11/15/13 ..........................................        100,000        104,978
    Refunding, AMBAC Insured, 5.25%, 12/01/13 ..............................        200,000        204,084
Jonesboro Residential Housing and Health Care Facilities Board Hospital
  Revenue, St.Bernard's Regional Medical Center, Refunding, Series B,
  AMBAC Insured, 5.90%, 7/01/16 ............................................        450,000        484,686
Little River County Revenue, Georgia-Pacific Corp. Project, Refunding,
  5.60%, 10/01/26 ..........................................................      3,000,000      2,970,720
Little Rock Capital Improvement Revenue, Infrastructure Improvements,
  Series A, AMBAC Insured, 5.00%, 10/01/19 .................................      1,000,000        989,860
Little Rock GO, Capital Improvement, Refunding, 6.30%, 2/01/09 .............        140,000        142,559
Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%,
    11/01/14 ...............................................................        130,000        136,642
Little Rock School District GO, Refunding, 6.25%, 12/01/07 .................        120,000        121,480
    FSA Insured, 5.60%, 1/01/20 ............................................        100,000        102,312
Little Rock Waste Disposal Revenue, 5.80%, 5/01/16 .........................        440,000        457,345
North Little Rock Health Facilities Board Health Care Revenue, Baptist
  Health Facility, Series A, MBIA Insured, 5.50%, 12/01/21 .................        800,000        823,504


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                     PRINCIPAL
FRANKLIN ARKANSAS MUNICIPAL BOND FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------
INVESTMENTS (cont.)
Paragould Hospital Revenue, 6.375%, 10/01/17 .................................     $   400,000     $   427,040
Pine Bluff Environmental Improvement Revenue, International Paper Co. Project,
  Series B, 5.55%, 11/01/22 ..................................................         500,000         496,090
Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
  11/01/20 ...................................................................         500,000         518,050
Puerto Rico Commonwealth GO,
    AMBAC Insured, 5.40%, 7/01/25 ............................................         250,000         253,750
    Pre-Refunded, 6.50%, 7/01/23 .............................................         250,000         281,520
    Public Improvement,Refunding, 5.75%, 7/01/17 .............................         250,000         266,733
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 .................................................       2,500,000       2,353,225
    Series Y, 5.50%, 7/01/26 .................................................         350,000         359,545
Puerto Rico Electric Power Authority Revenue,
    Series DD, 5.00%, 7/01/28 ................................................       1,000,000         954,300
    Series R,Pre-Refunded, 6.25%, 7/01/17 ....................................         175,000         189,408
    Series T, 5.50%, 7/01/20 .................................................         400,000         407,956
    Series X, 5.50%, 7/01/25 .................................................         200,000         204,966
Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing
  Mortgage, First Portfolio, 6.25%, 4/01/29 ..................................         135,000         143,127
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Industrial Revenue, Teacher's Retirement
  System Revenue, Series B, 5.50%, 7/01/21 ...................................         250,000         255,360
Pulaski County Health Facilities Board Revenue,
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...................       1,500,000       1,420,410
    Nazareth Sisters of Charity, St. Vincent's Infirmary, ETM, Refunding,
    MBIA Insured, 6.05%, 11/01/09 ............................................         125,000         140,406
Pulaski County Public Facilities Board MFR, South Oaks Apartments, Refunding,
  Series A, GNMA Secured, 6.50%, 10/20/29 ....................................         600,000         636,732
Pulaski County Public Facilities Board,
    College Projects, Refunding, Series A, GNMA Secured, 5.55%, 6/20/27 ......       1,300,000       1,308,229
    Refunding, Series A, GNMA Secured, 5.45%, 12/20/18 .......................       1,000,000       1,000,680
Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%,
  9/01/19 ....................................................................         700,000         749,686
Saline County Retirement Housing and Healthcare Facilities Board
  Revenue, Refunding, AMBAC Insured, 5.80%, 6/01/11 ..........................         195,000         209,787
Sebastian County Community Junior College District GO, Refunding and
  Improvement, AMBAC Insured, 5.60%, 4/01/17 .................................         600,000         631,098
Texarkana Public Facilities Board Waterworks Facilities Revenue, Refunding,
  FGIC Insured, 5.40%, 9/01/15 ...............................................         200,000         207,248
University of Arkansas Revenues,
    Athletic Facilities, Pine Bluff Campus, 5.30%, 12/01/17 ..................         340,000         340,252
    Various Facilities, Fayetteville Campus, 5.25%, 11/01/17 .................         300,000         298,583
University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC
  Insured, 6.125%, 4/01/26 ...................................................         375,000         406,743
University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ...         285,000         286,475
University of Southern Arkansas Revenues, Student Fees, MBIA Insured,
  6.00%, 10/01/13 ............................................................         125,000         127,915
Virgin Islands PFA Revenue, Fund Loan Notes, Senior Lien, Refunding, Series A,
  5.50%, 10/01/18 ............................................................       1,400,000       1,409,267
                                                                                                   -----------
TOTAL INVESTMENTS (COST $40,327,243) 97.8% ...................................                      40,932,694
OTHER ASSETS, LESS LIABILITIES 2.2% ..........................................                         941,771
                                                                                                   -----------
NET ASSETS 100.0% ............................................................                     $41,874,465
                                                                                                   ===========

See Glossary of Terms on page 54.

                       See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                       CLASS A
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
                                                          -----------------------------------------------------------------------
                                                            1999            1998           1997             1996           1995
                                                          -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $  10.65       $  10.10       $   9.81          $   9.93       $  9.73
                                                          -----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................          .57            .62            .63               .64           .66
 Net realized and unrealized gains (losses) .........         (.04)           .55            .29              (.10)          .18
                                                          -----------------------------------------------------------------------
Total from investment operations ....................          .53           1.17            .92               .54           .84
                                                          -----------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................         (.57)          (.62)          (.63)++           (.66)         (.64)
 In excess of net investment income .................         (.01)            --             --                --            --
                                                          -----------------------------------------------------------------------
Total distributions .................................         (.58)          (.62)          (.63)             (.66)         (.64)
                                                          -----------------------------------------------------------------------
Net asset value, end of year ........................     $  10.60       $  10.65       $  10.10          $   9.81       $  9.93
                                                          =======================================================================

Total return* .......................................         5.07%         11.78%          9.64%             5.55%         9.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................     $583,752       $412,211       $213,396          $118,313       $51,102
Ratio to average net assets:
 Expenses ...........................................          .44%           .35%           .34%              .35%          .20%
 Expenses excluding waiver and payments
   by affiliates                                               .71%           .69%           .75%              .81%          .88%
 Net investment income ..............................         5.22%          5.81%          6.24%             6.49%         6.89%
Portfolio turnover rate .............................        14.31%         37.75%         33.79%            28.02%        57.06%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

++ Includes distributions in excess of net investment income in the amount of $.001.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                 CLASS C
                                                          --------------------------------------------------------
                                                                            YEAR ENDED MAY 31,
                                                          --------------------------------------------------------
                                                            1999        1998          1997           1996+
                                                          --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $ 10.68       $ 10.12       $  9.82          $ 9.82
                                                          --------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .51           .56           .57             .05
 Net realized and unrealized gains (losses) .........        (.04)          .56           .30              --
                                                          --------------------------------------------------------
Total from investment operations ....................         .47          1.12           .87             .05
                                                          --------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.51)         (.56)         (.57)++         (.05)
 In excess of net investment income .................        (.01)           --            --              --
                                                          --------------------------------------------------------
Total distributions .................................        (.52)         (.56)         (.57)           (.05)
                                                          --------------------------------------------------------
Net asset value, end of year ........................     $ 10.63       $ 10.68       $ 10.12          $ 9.82
                                                          ========================================================

Total return* .......................................        4.48%        11.30%         9.08%            .54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................     $78,338       $40,363       $10,624          $  212
Ratio to average net assets:
 Expenses ...........................................         .99%          .90%          .90%            .91%**
 Expenses excluding waiver and payments by affiliates        1.26%         1.24%         1.31%           1.81%**
 Net investment income ..............................        4.66%         5.23%         5.68%           5.73%**
Portfolio turnover rate .............................       14.31%        37.75%        33.79%          28.02%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

** Annualized


+  For the period May 1, 1996 (effective date) to May 31, 1996.

++ Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999

                                                                                                              PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                                  AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.4%
 BONDS 95.9%
 ABAG Finance Authority for Nonprofit Corps., COP,
    California Mortgage Insured, 6.15%, 1/01/22 ............................................................  $1,465,000  $1,586,405
    Revenue, Insured, 5.20%, 11/15/23 ......................................................................   2,380,000   2,300,056
    Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 .................................   3,000,000   2,897,580
 Adelanto Water Authority Revenue,
    Parity Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .....................................   3,445,000   3,685,082
    Sub. Lien, Water Systems Acquisition Project, Series A, 7.50%, 9/01/28 .................................   2,000,000   2,139,380
 Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 ............................................................   1,240,000   1,280,027
 Alameda PFA, Local Agency Revenue, Special Tax, Community Facility District No. 1-A,
    6.70%, 8/01/12 .........................................................................................   3,400,000   3,597,438
    7.00%, 8/01/19 .........................................................................................   4,015,000   4,354,348
 American Canyon Joint Powers Financing Authority Lease Revenue, Civic/Recreation Facilities, 6.40%,
    6/01/22 ................................................................................................   1,000,000   1,049,170
 Antioch PFA, Reassessment Revenue,
    Refunding, Series B, AMBAC Insured, 5.70%, 9/02/10 .....................................................   1,375,000   1,355,805
    Sub. Lien, Series B, 5.80%, 9/02/11 ....................................................................   1,460,000   1,438,494
    Sub. Lien, Series B, 5.90%, 9/02/18 ....................................................................   2,450,000   2,394,679
 Avenal PFA Revenue, Refunding,
    7.00%, 9/02/10 .........................................................................................   1,635,000   1,652,609
    7.25%, 9/02/27 .........................................................................................   3,665,000   3,754,866
 Beaumont Financing Authority Local Agency Revenue, Sewer Enterprise Project, Refunding, Series A,
    6.75%, 9/01/25 .........................................................................................   5,000,000   5,145,550
 Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A, 6.80%, 8/01/24 .................   1,510,000   1,680,404
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding, 7.00%, 9/02/14 .........................     445,000     458,955
 Blythe RDA, Project No.1, Tax Allocation, Refunding, 5.80%, 5/01/28 .......................................   1,000,000   1,024,270
 Brea Olinda CFD No. 97-1, Special Tax, 5.875%, 9/01/28 ....................................................   1,400,000   1,400,798
 Brea Olinda USD, CFD No. 95-1, Special Tax,
    5.625%, 9/01/18 ........................................................................................   1,100,000   1,078,990
    5.75%, 9/01/28 .........................................................................................   1,300,000   1,281,761
 Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP 94-1, Refunding,
    5.60%, 9/02/19 .........................................................................................   3,200,000   3,101,792
    5.625%, 9/02/29 ........................................................................................   6,300,000   6,030,675
 Calexico Special Financing Authority Sales Tax Revenue, 7.40%,
    1/01/00 ................................................................................................     125,000     126,389
    1/01/01 ................................................................................................     165,000     168,417
    1/01/02 ................................................................................................     175,000     180,129
    1/01/03 ................................................................................................     220,000     227,984
    1/01/04 ................................................................................................     235,000     244,181
    1/01/05 ................................................................................................     285,000     295,474
    1/01/06 ................................................................................................     340,000     352,468
    1/01/18 ................................................................................................   7,680,000   7,920,538
 California Educational Facilities Authority Revenue,
    Claremont University Center, Refunding, Series A, 5.00%, 3/01/17 .......................................   3,430,000   3,339,242
    Claremont University Center, Series B, 5.00%, 3/01/24 ..................................................   2,980,000   2,881,213
    Heald College, 5.45%, 2/15/22 ..........................................................................   2,485,000   2,456,075
    Heald College, 5.40%, 2/15/29 ..........................................................................   5,740,000   5,574,229
    Los Angeles College of Chiropractic, Refunding, 5.60%, 11/01/17 ........................................   1,500,000   1,525,965
    Pooled College and University Projects, Series B, 6.30%, 4/01/21 .......................................   1,000,000   1,071,000


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                            PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                                AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California Educational Facilities Authority Revenue, (cont.)
    Pooled College and University Projects, Series B, 5.25%, 4/01/24 ....................................  $ 2,455,000   $ 2,359,378
    Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ........................................    4,000,000     4,210,600
 California Health Facilities Financing Authority Revenue,
    Catholic Healthcare West, Series A, 5.00%, 7/01/18 ..................................................   10,000,000     9,619,000
    Cedarknoll Inc., Series B, California Mortgage Insured, Pre-Refunded, 7.50%, 8/01/20 ................    1,800,000     1,916,748
    Clinicas de Salud Pueblo, Series A, California Mortgage Insured, 5.25%, 6/01/23 .....................    2,435,000     2,392,607
    Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 .........................................    3,750,000     3,752,738
 (b)Kaiser Permanente, Series A, 5.40%, 5/01/28 .........................................................   15,000,000    14,804,700
    Kaiser Permanente, Series B, 5.25%, 10/01/16 ........................................................    3,250,000     3,202,518
    Marshall Hospital, Refunding, Series A, 5.25%, 11/01/18 .............................................    3,215,000     3,187,801
    Sacramento Medical Health Facility, Series A, California Mortgage Insured, 5.25%, 5/01/21 ...........    2,320,000     2,272,579
    Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ........................................      990,000     1,076,467
 California HFA Revenue, Home Mortgage
    MFHR, Series B, AMBAC Insured, 6.15%, 8/01/22 .......................................................    5,000,000     5,268,150
    Series B, 7.125%, 2/01/26 ...........................................................................      660,000       675,682
    Series F-1, 7.00%, 8/01/26 ..........................................................................    1,565,000     1,645,128
    Series H, 6.25%, 8/01/27 ............................................................................    2,475,000     2,596,077
    Series R, MBIA Insured, 6.15%, 8/01/27 ..............................................................    3,285,000     3,423,266
 California PCFA  Revenue,
    PCR, Pacific Gas and Electric Co., Series B, 5.85%, 12/01/23 ........................................    5,000,000     5,174,400
    PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ......................................    2,000,000     2,168,720
    Solid Waste Disposal Revenue, Browning-Ferris Industries Inc., 6.75%, 9/01/19 .......................    1,000,000     1,054,740
 California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ...................       55,000        59,025
 California State GO,
    FGIC Insured, 6.00%, 8/01/19 ........................................................................       30,000        32,541
    FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 ..........................................................    1,470,000     1,629,745
    Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ...............................................    1,250,000     1,267,025
    Veterans Bonds, Series BH, 5.50%, 12/01/18 ..........................................................    5,000,000     5,112,150
 California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ...........................    2,970,000     3,129,489
 California Statewide CDA Revenue COP, CHFCLP Insured, Families First Inc., 7.25%, 12/01/22 .............    1,800,000     2,058,264
 California Statewide CDA,
    COP, Auxiliary Organization, California State University Foundation, MBIA Insured, 5.20%, 6/01/24 ...    7,165,000     7,125,306
    COP, The Internext Group, 5.375%, 4/01/30 ...........................................................   12,000,000    11,587,680
    Lease Revenue, Special Facilities, United Airlines, Los Angeles, 5.625%, 10/01/34 ...................   26,955,000    27,131,016
 California Statewide Communities Development Authority COP, The Internext Group., 5.375%, 4/01/17 ......    6,000,000     5,881,620
 Capistrano USD, CFD, Special Tax No. 92-1, 7.00%, 9/01/18 ..............................................    1,000,000     1,135,820
 Carlsbad 1915 Act, Escrow, AD No. 96-1,
    5.50%, 9/02/28 ......................................................................................    4,775,000     4,599,949
    5.55%, 9/02/28 ......................................................................................    1,745,000     1,688,514
 Chaffey Community College District COP, 5.20%, 9/01/23 .................................................    3,060,000     3,005,960
 Clovis 1915 Act, Special Assessment, AD No. 98-1, 6.375%, 9/02/18 ......................................    1,620,000     1,595,295
 Compton Sewer Revenue, Refunding,
    5.125%, 9/01/13 .....................................................................................    1,565,000     1,557,832
    5.375%, 9/01/23 .....................................................................................    2,000,000     1,977,120
 Duarte COP,
    Refunding, Series A, 5.25%, 4/01/24 .................................................................    5,000,000     4,824,850
    Series A, 5.25%, 4/01/31 ............................................................................   10,000,000     9,539,000



FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                              PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                               AMOUNT       VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Duarte RDA, Tax Allocation,
       Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ..............................................  $2,615,000  $2,790,414
       Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ..............................................   4,120,000   4,413,262
       Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ....................................     805,000     948,556
    El Cajon RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured, 5.35%, 10/01/22 .........   1,000,000   1,010,200
    El Monte PFA,
       Housing Set Aside Revenue, 5.75%, 6/01/28 ...........................................................   2,570,000   2,552,061
       Tax Allocation Revenue, Multiple Redevelopment District No. 86-1, Series R, 5.75%, 6/01/28 ..........   6,215,000   6,171,619
    Escondido GO, 1915 Act, AD No. 86-1, Refunding, Series R, 5.625%, 9/02/18 ..............................   1,150,000   1,160,017
    Folsom Special Tax, CFD No. 11,
       5.65%, 9/01/18 ......................................................................................   2,000,000   1,933,800
       5.75%, 9/01/23 ......................................................................................   1,750,000   1,685,653
    Fontana RDA, Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A, 5.50%, 10/01/19 ..   5,000,000   5,023,050
    Fontana Special Tax,
       CFD No. 2-B, Refunding, 5.70%, 9/01/12 ..............................................................   1,960,000   1,978,032
       CFD No. 7, 6.125%, 9/01/28 ..........................................................................   1,280,000   1,301,786
    Foothill/Eastern Corridor Agency Toll Road Revenue, Senior Lien, Series A,
       6.50%, 1/01/32 ......................................................................................   5,500,000   6,099,830
       6.00%, 1/01/34 ......................................................................................   8,235,000   8,898,576
    Galt Capital Improvements Authority Revenue, Wastewater, Refunding, 5.25%, 9/01/16 .....................   2,690,000   2,563,624
    Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%, 7/01/24 .................   6,375,000   6,688,459
    Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%, 9/01/25 ..........   2,500,000   3,016,775
    Gateway Refinancing Authority Revenue, Refunding, Series A, 5.55%, 9/01/25 .............................   5,500,000   5,417,280
    Granada Sanitation District 1915 Act, Sewage Treatment Facilities, Financing District, Series A,
       7.125%, 9/02/16 .....................................................................................     920,000     948,603
       7.25%, 9/02/22 ......................................................................................     940,000     969,337
    Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding, 6.35%, 12/01/33 ........................   4,000,000   4,211,160
    Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 .......................................................   1,930,000   2,026,133
    Hi Desert Memorial Health Care District Revenue, Refunding, 5.50%,
       10/01/15 ............................................................................................   1,000,000     970,580
       10/01/19 ............................................................................................   2,000,000   1,921,820
    Huntington Beach PFA Revenue, Huntington Beach Redevelopment Projects, Refunding, 7.00%, 8/01/24 .......   1,000,000   1,049,310
    Indio RDAR, Housing Set Aside, Refunding, 5.375%, 8/15/22 ..............................................   3,000,000   2,935,530
    Irvine 1915 Act, AD No. 95-12, Group Three, 5.50%, 9/02/21 .............................................   3,000,000   2,961,810
    Irvine Meadows Mobile Home Park Revenue, Series A, 5.70%,
       3/01/18 .............................................................................................   2,300,000   2,334,868
       3/01/28 .............................................................................................   5,000,000   4,978,500
    Irwindale PFA Special Tax, CFD No.1, Refunding, 6.00%, 11/01/20 ........................................   4,450,000   4,449,733
    John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/13 ............................   1,500,000   1,664,925
    La Mirada RDA, Special Tax, CFD No. 89-1, Refunding, 5.70%, 10/01/20 ...................................   3,025,000   3,036,646
    Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 ..........................................   1,265,000   1,331,855
 (b)Lake Elsinore RDA, Special Tax, CFD No. 90-2, Series A, 6.05%, 10/01/24 ................................   5,000,000   4,993,050
    Lake Elsinore School Financing Authority Revenue, Refunding, 6.125%, 9/01/19 ...........................   1,000,000   1,052,860
    Lancaster RDA, Tax Allocation, Residential Redevelopment Project, Sub. Lien, Refunding, 6.65%,
       9/01/27 .............................................................................................   2,500,000   2,619,075
    Lemon Grove School District COP, Vista La Mesa Elementary School Construction, Pre-Refunded, 6.40%,
       9/01/26 .............................................................................................   2,000,000   2,189,360
    Livermore Special Tax, Triad Center Community Facilities District 90-1, 6.50%, 9/01/25 .................   5,215,000   5,105,120


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                              PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                                  AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Long Beach IDR, California State University Foundation, Refunding, Series A, 5.25%,
    2/01/13 ...............................................................................................  $ 1,000,000  $1,006,420
    2/01/23 ...............................................................................................    1,000,000     977,410
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ........................................................      140,000     140,314
 Los Angeles Harbor Department Revenue, Series B,
    6.00%, 8/01/14 ........................................................................................    3,500,000   3,805,480
    5.375%, 11/01/23 ......................................................................................    2,465,000   2,469,388
 Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ..................................................    1,150,000   1,175,519
 Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21 ....................................    1,175,000   1,287,283
 Millbrae Elementary School District COP, Financing Project, Pre-Refunded, 6.90%, 3/01/22 .................    1,480,000   1,625,084
 Modesto PFA, Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 ......................    1,700,000   1,798,906
 Monrovia USD,
    COP, Financing Project, MBIA Insured, 5.30%, 4/01/26 ..................................................    1,100,000   1,108,294
    Special Tax, CFD No. 89-1, 5.65%, 9/01/23 .............................................................    2,200,000   2,213,574
 Monterey Park PFA Tax Allocation Revenue, Merged Redevelopment Project Area,
    5.25%, 3/01/18 ........................................................................................    1,900,000   1,823,259
    5.30%, 3/01/28 ........................................................................................    3,000,000   2,847,270
 National City Community Development Commission MFHR, Park Villas Apartments,
 Series A, GNMA Secured, 5.85%, 7/20/19 ...................................................................    1,545,000   1,601,037
 Newman RDA, Tax Allocation, Redevelopment and Housing Project No.1, 5.375%, 8/01/27 ......................    1,285,000   1,228,409
 Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, Senior Lien,
    Series A, 6.25%, 3/15/28 ..............................................................................    4,980,000   5,188,114
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.85%, 3/15/28 ..........    1,985,000   2,117,935
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ........................................    2,815,000   3,093,150
 Orange County CFD, No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A, 5.55%, 8/15/17 .....    1,000,000   1,002,230
 Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ................................................    1,515,000   1,560,177
 Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured, 5.40%, 12/01/17 ..................    1,140,000   1,147,718
 Palm Desert Financing Authority Tax Allocation Housing Set-Aside Revenue, MBIA Insured, 5.10%, 10/01/27 ..    1,875,000   1,833,638
 (c) Palmdale Special Tax CFD, No. 93-1 Ritter Ranch Project, Series A, 8.50%, 9/01/17 ....................   10,000,000   8,000,000
 Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 ...............................................      500,000     524,365
 Pittsburg 1915 Act, Infrastructure Financing Authority Reassessment Revenue, Series A, 5.60%, 9/02/24 .....   1,000,000   1,003,220
    Sub Series B, 6.00%, 9/02/24 ..........................................................................    2,710,000   2,732,114
 Pomona RDA, Tax Allocation, Series Y,
    5.50%, 5/01/32 ........................................................................................    4,380,000   4,275,668
    Refunding-West Holt Avenue Redevelopment, 5.45%, 5/01/22 ..............................................    2,360,000   2,308,528
 Port of Redwood City Revenue,
    5.40%, 6/01/19 ........................................................................................      800,000     775,288
    5.125%, 6/01/30 .......................................................................................    3,200,000   2,977,568
 Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 .......................................    2,905,000   3,157,067
 Riverside County CFD, Special Tax, Senior Lien, No. 87-5, Refunding, Series A, 7.00%, 9/01/13 ............    7,335,000   7,834,807
 Riverside County PFA, Tax Allocation Revenue, Redevelopment Projects, Series A, 5.50%, 10/01/22 ..........    2,710,000   2,660,868
 Roseville Special Tax, North Central CFD No. 1, 5.75%, 9/01/23 ...........................................    5,000,000   4,999,500
 Sacramento County Special Tax, CFD No.1, Refunding,
    5.60%, 12/01/12 .......................................................................................    1,515,000   1,523,348
    5.70%, 12/01/20 .......................................................................................    2,410,000   2,432,726
    6.30%, 9/01/21 ........................................................................................    1,575,000   1,635,008
 Salinas COP, Capital Improvement Projects, Series A, 5.70%, 10/01/28 .....................................    2,665,000   2,714,756


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                             PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                                 AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Salinas Valley Solid Waste Authority Revenue,
    5.75%, 8/01/18 .......................................................................................  $   500,000  $   510,455
    5.80%, 8/01/27 .......................................................................................    1,100,000    1,118,018
 San Bernardino Associated Communities Financing Authority COP, Granada Hills Health Care, Refunding and
 Improvement, Series A, 6.90%, 5/01/27 ...................................................................   10,000,000   10,421,600
 San Bernardino Joint Powers Financing Authority Lease Revenue, Department of Transportation Lease,
    Series A, 5.50%, 12/01/20 ............................................................................    4,000,000    4,089,800
 San Diego County Educational Facilities Authority No. 1 Lease Revenue, 6.50%, 8/15/15 ...................      850,000      924,494
 San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ................................    3,500,000    4,099,795
 San Francisco City and County Airport Commission International Airport Revenue,
    Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ................................................    1,570,000    1,706,731
    Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ...............................................    2,000,000    1,952,760
 San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue, Redevelopment
    Projects, Refunding, Series C, 5.30%, 8/01/25 ........................................................    1,635,000    1,640,919
    Series A, 5.50%, 8/01/22 .............................................................................    1,180,000    1,209,252
 San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A, 6.80%, 12/01/21 ...........      800,000      858,656
 San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and Restoration Assessment, FSA Insured,
    6.00%, 9/02/14 .......................................................................................      970,000    1,003,417
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Refunding, Series A, 5.50%, 1/15/28 ..................................................................   20,710,000   20,986,479
    Senior Lien, 5.00%, 1/01/33 ..........................................................................    2,000,000    1,879,460
    Senior Lien, Pre-Refunded, 7.00%, 1/01/30 ............................................................      675,000      756,459
    Senior Lien, Pre-Refunded, 6.75%, 1/01/32 ............................................................    3,450,000    3,837,815
 San Jose Financing Authority Revenue, Convention Center Project, Refunding, Series C, 6.40%, 9/01/17 ....    5,000,000    5,318,400
 San Jose RDA, Tax Allocation, Merged Area Redevelopment Project, 5.25%, 8/01/29 .........................    6,750,000    6,698,970
 San Luis Obispo COP, Vista Hospital System Inc., 8.375%, 7/01/29 ........................................    6,660,000    6,793,200
 San Marcos Public Facilities Authority Revenue, Refunding, 5.80%, 9/01/27 ...............................    3,000,000    3,016,920
 San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ...................    3,000,000    3,002,070
 San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%,
    8/01/17 ..............................................................................................    1,330,000    1,355,829
    8/01/22 ..............................................................................................    4,820,000    4,864,440
 San Ramon PFA, Tax Allocation Revenue,
    Pre-Refunded, 6.90%, 2/01/24 .........................................................................      700,000      803,411
    Refunding, 6.90%, 2/01/24 ............................................................................      800,000      886,512
 Sand City RDA, Tax Allocation Revenue, Redevelopment Project, 6.00%, 11/01/26 ...........................    3,900,000    4,081,116
 Santa Ana Financing Authority Revenue, Mainplace Project, Refunding, Series D,
    5.50%, 9/01/15 .......................................................................................    1,250,000    1,239,288
    5.60%, 9/01/19 .......................................................................................    2,000,000    1,978,320
 Santa Rosa 1915 Act, Fountaingrove Parkway, Series A, Refunding, 5.70%, 9/02/19 .........................    2,430,000    2,375,568
 Scotts Valley RDA, Tax Allocation, Scotts Valley Redevelopment Project, Refunding, Series A, 5.30%,
    8/01/29 ..............................................................................................    1,880,000    1,811,418
 Southern California Public Power Authority Transmission Project Revenue, Southern Transmission,
    Refunding, 6.125%, 7/01/18 ...........................................................................    1,140,000    1,220,359
 Stockton CFD No. 1, Special Tax, Mello Roos, Weston Ranch, Series A,
    5.45%, 9/01/08 .......................................................................................    1,775,000    1,792,803
    5.80%, 9/01/14 .......................................................................................    4,000,000    4,050,960
    6.00%, 9/01/18 .......................................................................................    1,000,000    1,019,780
    6.00%, 9/01/24 .......................................................................................    1,100,000    1,113,882
 Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding, Series A, 5.70%, 12/01/14 ..    2,300,000    2,351,014



FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                            PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Suisun City PFA, Tax Allocation Revenue, Redevelopment Project,
    Escrow Term, Series A, 5.20%, 10/01/28 ..............................................................  $ 3,000,000  $  2,916,240
    Series A, 5.20%, 10/01/23 ...........................................................................      275,000       268,672
 Taft PFA, Lease Revenue, Community Correctional Facility Project, Series A, 6.05%, 1/01/17 .............    3,235,000     3,448,089
 Torrance RDA, Tax Allocation,
    Downtown Redevelopment, Refunding, Series A, 5.55%, 9/01/18 .........................................    1,695,000     1,688,881
    Downtown Redevelopment, Refunding, Series A, 5.60%, 9/01/28 .........................................    1,500,000     1,497,705
    Sub. Lien, Refunding, Series B, 5.625%, 9/01/28 .....................................................    1,500,000     1,481,820
 Tracy COP, I-205 Corridor Improvement Project, Pre-Refunded, 7.00%, 10/01/27 ...........................    1,200,000     1,308,372
 Turlock PFA Revenue,
    5.25%, 9/01/15 ......................................................................................      600,000       583,344
    5.45%, 9/01/24 ......................................................................................    1,055,000     1,018,455
 Union City Special Tax, CFD No. 1997-1,
    5.70%, 9/01/18 ......................................................................................    1,000,000       999,900
    5.80%, 9/01/28 ......................................................................................    2,180,000     2,196,895
 University of California Revenues, Multi-Purpose Projects, Refunding, Series E, MBIA Insured,
    5.125%, 9/01/20 .....................................................................................      625,000       618,963
 Upland COP, Refunding, California Mortgage Insured, 5.50%, 6/01/21 .....................................    2,000,000     2,031,180
 Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ................................    9,345,000    10,275,108
 Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 ..................................................   12,830,000    12,742,628
 Victor Valley UHSD, COP, Instructional Academy Project, MBIA Insured, 5.80%, 11/15/21 ..................    1,000,000     1,083,100
 Virgin Islands PFA Revenue, Sub. Lien, Fund Loan Notes, Refunding, Series E,
    5.75%, 10/01/13 .....................................................................................    1,595,000     1,629,500
    5.875%, 10/01/18 ....................................................................................    1,665,000     1,707,091
    6.00%, 10/01/22 .....................................................................................    2,650,000     2,744,526
 Vista Mobile Home Park Revenue, Estrella De Oro Mobile Home, 5.875%, 2/01/28 ...........................    1,685,000     1,704,142
 West Contra Costa USD, GO, Series B, 5.25%, 8/01/23 ....................................................    1,940,000     1,880,481
 West Sacramento Financing Authority Lease Revenue, City
 Administration Facilities Project, MBIA Insured, 5.30%, 9/01/30 ........................................    1,020,000     1,027,936
 Western Placer Waste Management Authority Revenue, Refunding, 6.75%, 7/01/14 ...........................    7,400,000     8,005,986
 Westminster COP, Public Improvements Project, Pre-Refunded 6.00%, 6/01/22 ..............................    2,060,000     2,268,781
 Whittier School District COP, School Facilities Project,
    5.375%, 9/01/22 .....................................................................................    1,055,000     1,029,606
    5.40%, 9/01/29 ......................................................................................    1,725,000     1,672,388
 Winton Water and Sanitation District COP, Wastewater System Improvement Project, Refunding,
    MBIA Insured, 5.25%, 3/01/28 ........................................................................    1,500,000     1,505,550
                                                                                                                        ------------
 TOTAL BONDS (COST $621,204,290) ........................................................................                634,906,356
                                                                                                                        ------------
 ZERO COUPON BONDS 2.5%
 Paramount RDA, Tax Allocation, Redevelopment Project Area No. 1, Refunding, MBIA Insured, 8/01/26 ......   14,050,000     3,269,997
 San Diego RDA, Capital Appreciation, Tax Allocation,
    Series B, 09/01/10 ..................................................................................    3,770,000     1,964,885
    Series B, 09/01/15 ..................................................................................    6,810,000     2,537,678
    Series B, 09/01/16 ..................................................................................    1,500,000       519,015
    Series B, 09/01/19 ..................................................................................    1,800,000       501,821
    Series B, 09/01/20 ..................................................................................    1,800,000       468,233
    Series B, 09/01/21 ..................................................................................    1,800,000       437,580
    Series B, 09/01/22 ..................................................................................    1,900,000       431,490
    Series B, 09/01/23 ..................................................................................    1,900,000       401,051

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                           PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                            AMOUNT         VALUE
   --------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    San Diego RDA, Capital Appreciation, Tax Allocation, (cont.)
       Series B, 09/01/24 ............................................................................... $ 1,900,000  $    376,123
       Series B, 09/01/25 ...............................................................................   1,900,000       353,646
       Series B, 09/01/26 ...............................................................................   1,900,000       330,827
       Series B, 09/01/27 ...............................................................................   1,900,000       310,250
       Series B, 09/01/28 ...............................................................................   1,900,000       290,984
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Junior Lien, ETM, 1/01/28 .......  19,150,000     4,271,024
                                                                                                                       ------------
    TOTAL ZERO COUPON BONDS (COST $14,926,611) ..........................................................                16,464,604
                                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $636,130,901) .....................................................               651,370,960
                                                                                                                       ------------
 (a)SHORT TERM INVESTMENTS 3.5%
    California Health Facilities Financing Authority Revenue, Sutter Health,
       Series A, Daily VRDN and Put, 2.55%, 3/01/20 .....................................................     400,000       400,000
       Series C, Daily VRDN and Put, 2.95%, 7/01/22 .....................................................     700,000       700,000
    California PCFA, PCR,
       Pacific Gas and Electric, Refunding, Series E, Daily VRDN and Put, 2.85%, 11/01/26 ...............   9,100,000     9,100,000
       Shell Oil Co. Project, Refunding, Series B, Daily VRDN and Put, 3.25%, 10/01/11 ..................   1,600,000     1,600,000
    California State Economic Development Financing Authority Revenue, California Independent System
       Project, Series B, Daily VRDN and Put, 2.90%, 4/01/08 ............................................   2,700,000     2,700,000
    Irvine 1915 Act,
       AD No. 94-13, Daily VRDN and Put, 3.00%, 9/02/22 .................................................   2,500,000     2,500,000
       AD No. 97-13, Daily VRDN and Put, 3.00%, 9/02/23 .................................................   2,300,000     2,300,000
    Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 2.70%, 8/01/16 ....   1,700,000     1,700,000
    Orange County Sanitation District COP,
       Nos 1-3, 5-7, 11, 13 and 14, Daily VRDN and Put, 2.55%, 8/01/15 ..................................   1,300,000     1,300,000
       Nos 1-3, 5-7 and 11, Refunding, AMBAC Insured, Daily VRDN and Put, 3.20%, 8/01/16 ................   1,200,000     1,200,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $23,500,000) .....................................................                23,500,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $659,630,901) 101.9% ........................................................               674,870,960
    OTHER ASSETS, LESS LIABILITIES (1.9)% ...............................................................               (12,780,905)
                                                                                                                       ------------
    NET ASSETS 100.0% ...................................................................................              $662,090,055
                                                                                                                       ============

   See Glossary of Terms on page 54.

   (a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of principal balance plus accrued interest at specific dates.

   (b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

   (c) See Note 6 regarding defaulted securities.


                    See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                                     CLASS A
                                                         ----------------------------------------------------------------
                                                                                YEAR ENDED MAY 31,
                                                         ----------------------------------------------------------------
                                                           1999          1998          1997          1996         1995
                                                         ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................    $  11.27      $  10.71      $  10.40      $  10.53      $ 10.11
                                                         ----------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .55           .57           .58           .56          .52
 Net realized and unrealized gains (losses) .........        (.08)          .56           .33          (.09)         .35
                                                         ----------------------------------------------------------------
Total from investment operations ....................         .47          1.13           .91           .47          .87
                                                         ----------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.55)         (.57)         (.60)         (.60)        (.45)
 Net realized gains .................................        (.03)           --            --            --           --
                                                         ----------------------------------------------------------------
Net asset value, end of year ........................    $  11.16      $  11.27      $  10.71      $  10.40      $ 10.53
                                                         ================================================================
Total return* .......................................        4.19%        10.75%         8.95%         4.50%        8.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................    $ 77,117      $ 44,526      $ 26,708      $ 13,956      $ 5,986
Ratio to average net assets:
 Expenses ...........................................         .40%          .40%          .40%          .33%         .10%
 Expenses excluding waiver and payments by affiliates         .81%          .81%          .84%          .91%         .92%
 Net investment income ..............................        4.88%         5.12%         5.51%         5.67%        6.02%
Portfolio turnover rate .............................       13.39%        37.67%        27.60%        27.23%       24.71%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                    See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999

                                                                                                              PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.9%
 Carroll County IDBR, Henry I. Siegel Co. Inc. Project, Refunding, 7.20%, 4/01/05                             $  500,000  $  516,575
 Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives,
    Refunding, Series A, 5.00%, 12/01/18                                                                       1,000,000     966,170
    Series A, 5.00%, 12/01/28                                                                                  1,000,000     944,120
 Cleveland Water and Sewer, FGIC Insured, 5.375%, 9/01/28                                                      1,000,000   1,009,520
 Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21                                            500,000     516,940
 Dickson Electric System Revenue, MBIA Insured, 5.50%, 9/01/16                                                 1,220,000   1,267,617
 Eastside Utility District, Hamilton County, Waterworks Revenue, Refunding, MBIA Insured, 5.25%, 11/01/17        800,000     806,992
 Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28                         1,000,000     997,010
 Franklin IDB, MFHR, Landings Apartment Project,
    Refunding, Series A, FSA Insured, 6.00%, 10/01/26                                                          1,000,000   1,044,990
 Hallsdale-Powell Utility District of Knox County Water and Sewer Revenue, Refunding, AMBAC Insured,
    5.00%, 4/01/19                                                                                             3,000,000   2,918,850
 Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09                                            500,000     518,530
 Hardeman County GO, FGIC Insured, 5.625%, 4/01/24                                                               880,000     927,124
 Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities Improvement,
    MBIA Insured, 5.00%, 9/01/28                                                                               1,430,000   1,376,747
    Series A, MBIA Insured, 5.00%, 9/01/28                                                                     3,540,000   3,382,718
 Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/24                      500,000     549,010
 Humphreys County IDB, Solid Waste Disposal Revenue, Dupont Denemours and Co. Project, 6.70%, 5/01/24            800,000     888,472
 Jackson GO, Refunding and Improvement, MBIA Insured, 5.125%, 3/01/16                                          1,000,000   1,000,870
 Jackson Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/18                                        300,000     292,782
 Johnson City GO,
    Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12                                                500,000     544,355
    Solid Waste, AMBAC Insured, 5.80%, 5/01/09                                                                   100,000     106,954
 Johnson City Health and Educational Facilities Board Revenue, Pine Oaks
    Assisted Project, Series A, GNMA Secured, 5.90%, 6/20/37                                                   1,390,000   1,423,805
 Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding
    and Improvement, MBIA Insured, 5.25%, 7/01/28                                                              2,000,000   1,950,420
 Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20                     100,000     114,021
 Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
    FSA Insured, 5.40%, 1/01/23                                                                                  660,000     668,560
    Refunding, MBIA Insured, 6.10%, 1/01/19                                                                      100,000     108,223
 Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement, Series A,
    MBIA Insured, 5.625%, 12/01/19                                                                             1,000,000   1,046,570
 Knox County Health, Educational and Housing Board Hospital Facilities Revenue,
    Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14                                             1,250,000   1,352,925
    Mercy Health Systems, Refunding, Series B, 5.875%, 9/01/15                                                   345,000     366,621
 Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%, 3/01/28                    250,000     261,073
 Knoxville Electric Revenue, Refunding and Improvement Systems, Series S, 5.10%, 7/01/24                       2,000,000   1,931,320
 Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project, 6.20%, 2/01/23                 1,305,000   1,406,255
 Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13                                                     150,000     165,039
 Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24                             620,000     679,483
 McKenzie High School District GO, Pre-Refunded, FSA Insured, 5.75%, 4/01/22                                     500,000     549,010
 Memphis GO, Pre-Refunded, 5.75%, 8/01/15                                                                        500,000     531,655
 Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
    Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27                                                  150,000     163,901
    MF River Trace II, Refunding, Series A, 6.45%, 4/01/26                                                       100,000     105,416
 Memphis-Shelby County Airport Authority Revenue, Refunding, MBIA Insured, 5.65%, 9/01/15                        500,000     521,015


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                             PRINCIPAL
 FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal Express Corp.,
    6.75%, 9/01/12 ........................................................................................  $  100,000   $  107,625
 Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
    5.20%, 5/15/23 ........................................................................................   1,000,000      991,850
    Pre-Refunded, 6.00%, 5/15/17 ..........................................................................     200,000      215,162
 Metropolitan Government of Nashville and Davidson County GO,
    Public Improvements, 5.875%, 5/15/26 ..................................................................   1,000,000    1,088,600
 (b)Refunding, 5.125%, 5/15/25 ............................................................................   5,500,000    5,387,745
 Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue,
    Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ........................     150,000      172,692
    Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 ......................................     500,000      525,770
    Multi-Modal Health Facility, Asset Guaranty, 5.50%, 5/01/23 ...........................................     965,000      981,280
    The Vanderbilt University, Refunding, Series A, 5.375%, 7/01/18 .......................................     700,000      713,888
    The Vanderbilt University, Refunding, Series B, 5.00%, 10/01/28 .......................................   2,750,000    2,639,560
 Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Stadium Public
  Improvement Project, AMBAC Insured, 5.875%, 7/01/21 .....................................................   1,775,000    1,873,637
 Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Refunding, 5.50%,
    1/01/16 ...............................................................................................     620,000      620,099
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 .................     205,000      219,762
 Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 ...........................     180,000      202,671
 Montgomery County Health Educational and Housing Facility Board Hospital Revenue, Clarksville Regional
    Health System, Refunding and Improvement, 5.375%, 1/01/28 .............................................   3,000,000    2,822,910
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.85%, 3/15/28 ..........     295,000      314,756
 Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 ............................................     100,000      104,531
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.50%, 7/01/23 ..........................................................................     100,000      112,608
    Public Improvement, Refunding, 5.75%, 7/01/17 .........................................................     750,000      800,198
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, Pre-Refunded, 6.00%,
    7/01/22 ...............................................................................................     500,000      555,955
 Puerto Rico Electric Power Authority Revenue,
    Series X, 5.50%, 7/01/25 ..............................................................................     500,000      512,415
    Series R, Pre-Refunded, 6.25%, 7/01/17 ................................................................     100,000      108,233
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
  Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A, 6.25%, 7/01/24 .................     200,000      219,584
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 ......     600,000      637,716
 Shelby County GO, Public Improvement and School,
    Refunding, Series B, 5.00%, 6/01/24 ...................................................................   3,000,000    2,896,260
    Series A, 4.75%, 5/01/21 ..............................................................................   2,330,000    2,179,272
 Shelby County Health Educational and Housing Facilities Board Hospital Revenue, MBIA Insured,
    5.30%, 8/01/15 ........................................................................................     490,000      499,217
    5.00%, 4/01/18 ........................................................................................   1,000,000      970,260
 Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted Living Project,
    Series A, 5.50%, 12/01/31 .............................................................................   2,010,000    1,983,026
 Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 ..........................................     530,000      563,432
 South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 .............................................     300,000      325,203
 Sullivan County IDBR, Brandymill, Refunding, Series I-A, GNMA Secured, 6.35%, 7/20/27 ....................     350,000      372,929
 Tennessee HDA,
    Homeownership Program, 5.375%, 7/01/23 ................................................................   1,000,000      993,940
    Homeownership Program, Issue 4A, 6.375%, 7/01/22 ......................................................     800,000      837,232
    Homeownership Program, Series 3, 5.85%, 7/01/23 .......................................................     320,000      327,069


FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                                                                            PRINCIPAL
     FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                   AMOUNT        VALUE
    ------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     Tennessee HDA, (cont.)
        Mortgage Finance, Series A, 6.90%, 7/01/25 ......................................................  $  200,000  $   215,580
        Mortgage Finance, Series B, 6.60%, 7/01/25 ......................................................     190,000      202,295
        Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 ........................................     630,000      658,004
     Tennessee State Local Development Authority Revenue,
        Community Provider Pooled Loan Program, 6.55%, 10/01/23 .........................................     100,000      111,791
        State Loan Program, Refunding, Series A, MBIA Insured, 5.125%, 3/01/22 ..........................     150,000      147,320
     Tennessee State School Board Authority, Higher Educational Facilities,
        2nd Program, Series A, 5.00%, 5/01/28 ...........................................................   3,000,000    2,846,250
        Series A, Pre-Refunded, 6.25%, 5/01/22 ..........................................................     100,000      107,743
     Virgin Islands PFA Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .....   1,000,000    1,006,620
     White House Utility District, Robertson and Sumner Counties Waterworks System Revenue, Refunding,
      Series B, FGIC Insured, 5.375%, 1/01/19 ...........................................................   1,890,000    1,911,583
     Wilson County COP,
        Educational Facilities, 6.125%, 6/30/10 .........................................................     220,000      243,262
        FSA Insured, 5.25%, 3/30/18 .....................................................................   1,000,000    1,006,490
                                                                                                                       -----------
     TOTAL LONG TERM INVESTMENTS (COST $74,928,415) .....................................................               76,255,683
                                                                                                                       -----------
  (a)SHORT TERM INVESTMENTS 1.9%
     Metropolitan Nashville Airport Authority Special Facilities Revenue, American Airlines Project,
      Refunding, Series B, Daily VRDN and Put, 3.25%, 10/01/12 ..........................................     100,000      100,000
     Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and Put,
        3.00%, 12/01/15 .................................................................................     500,000      500,000
     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
     Weekly VRDN and Put, 3.00%, 7/01/28 ................................................................     800,000      800,000
     Sullivan County IDB, PCR, Mead Corp., Project, Refunding, Daily VRDN and Put, 3.20%, 10/01/16 ......     100,000      100,000
                                                                                                                       -----------
     TOTAL SHORT TERM INVESTMENTS (COST $1,500,000) .....................................................                1,500,000
                                                                                                                       -----------
     TOTAL INVESTMENTS (COST $76,428,415) 100.8% ........................................................               77,755,683
     OTHER ASSETS, LESS LIABILITIES (.8)% ...............................................................                 (638,306)
                                                                                                                       -----------
     NET ASSETS 100.0% ..................................................................................              $77,117,377
                                                                                                                       ===========

     See Glossary of Terms on page 54.

   (a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of principal balance plus accrued interest at specific dates.

   (b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                    See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN WASHINGTON MUNICIPAL BOND FUND

                                                                                   CLASS A
                                                         ------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                         ------------------------------------------------------------
                                                           1999          1998         1997        1996        1995
                                                         ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................    $  10.48      $  10.09      $  9.80     $  9.90     $  9.55
                                                         ------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................         .53           .57          .58         .56         .56
 Net realized and unrealized gains (losses) .........        (.02)          .41          .29        (.08)        .36
                                                         ------------------------------------------------------------
Total from investment operations ....................         .51           .98          .87         .48         .92
                                                         ------------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.56)         (.59)        (.58)       (.58)       (.57)
 In excess of net investment income .................        (.01)           --           --          --          --
                                                         ------------------------------------------------------------
Total distributions .................................        (.57)         (.59)        (.58)       (.58)       (.57)
                                                         ------------------------------------------------------------
Net asset value, end of year ........................    $  10.42      $  10.48      $ 10.09     $  9.80     $  9.90
                                                         ============================================================
Total return* .......................................        4.90%         9.87%        9.04%       4.91%      10.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................    $ 11,200      $ 10,376      $ 8,361     $ 7,718     $ 5,741
Ratio to average net assets:
 Expenses ...........................................         .46%          .10%         .10%        .10%        .10%
 Expenses excluding waiver and payments by affiliates         .94%          .84%         .90%        .92%       1.05%
 Net investment income ..............................        5.00%         5.54%        5.81%       5.81%       6.13%
Portfolio turnover rate .............................        5.50%         6.94%        7.73%      19.13%      18.46%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 1999

                                                            PRINCIPAL
FRANKLIN WASHINGTON MUNICIPAL BOND FUND                       AMOUNT     VALUE
--------------------------------------------------------------------------------
INVESTMENTS 97.7%
Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 .....   $100,000   $105,361
Bellevue Water and Sewer Revenue, Refunding, 5.875%,
  7/01/10 ................................................    100,000    104,697
Bellingham Housing Authority Revenue,
    Cascade Meadows Project, Pre-Refunded, 7.10%,
      11/01/23 ...........................................    200,000    228,322
    Pacific Rim and Cascade Meadows Project,
      Refunding, MBIA Insured, 5.20%, 11/01/27 ...........    200,000    196,494
Chelan County PUD No. 1, Consolidated Revenue, Chelan
  Hydroelectric Division I Project, Series A, FSA
  Insured,  5.25%, 7/01/33 ...............................    200,000    194,126
Clark County School District No. 114, Evergreen
  School, AMBAC Insured, Pre-Refunded, 5.95%,
  12/01/12 ...............................................    100,000    109,678
Clark County Sewer Revenue, MBIA Insured, 5.70%,
  12/01/16 ...............................................    200,000    209,806
Conservation and Renewable Energy System Revenue,
  Washington Conservation Project, 6.50%, 10/01/14 .......    400,000    429,784
Douglas County PUD No.1 Electric Systems Revenue,
  MBIA Insured, 6.00%, 1/01/15 ...........................    100,000    108,728
Federal Way GO, Refunding, 5.85%, 12/01/21 ...............    100,000    106,610
Grant County PUD No. 2,
    Priest Rapids Hydroelectric Revenue, Second
      Series, Series B, MBIA Insured, 5.875%, 1/01/26 ....    100,000    105,539
    Wanapum Hydroelectric Revenue, Refunding, Second
      Series, Series A, MBIA Insured, 5.20%, 1/01/23 .....    250,000    245,985
King County GO, Sewer District, 5.875%, 1/01/15 ..........    100,000    108,341
King County Housing Authority Revenue, Woodridge
  Park Project, 6.25%, 5/01/15 ...........................    175,000    183,160
King County School District No. 400, Mercer Island,
  5.90%, 12/01/15 ........................................    100,000    108,321
King County School District No. 412, Shoreline,
  Pre-Refunded, 6.10%, 6/01/13 ...........................    100,000    109,533
King County School District No. 415, Kent, FSA Insured,
  5.875%, 6/01/16 ........................................    200,000    214,732
Lewis County PUD No.1, Cowlitz Falls Hydroelectric
  Project Revenue, 6.00%, 10/01/24 .......................    200,000    205,256
Pierce County EDC, Solid Waste Revenue, Occidental
  Petroleum Corp., 5.80%, 9/01/29 ........................    375,000    375,154
Pierce County Sewer Revenue, 5.70%, 2/01/17 ..............    100,000    103,231
Pilchuck Development Public Corp. Special Facilities
  Airport Revenue, Tramco Project, B.F. Goodrich,
  6.00%, 8/01/23 .........................................    800,000    820,176
Port of Seattle Revenue, Series B,
    6.00%, 11/01/17 ......................................    180,000    188,267
    Pre-Refunded, 6.00%, 11/01/17 ........................     20,000     21,263
Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ...    450,000    503,789
Seattle Housing Authority Low Income Housing Assistance
  Revenue, Kin On Project, GNMA Secured, 7.40%, 11/20/36 .     99,000    113,597
Seattle Municipality Metropolitan Sewer Revenue,
  Refunding, Series V, 6.20%, 1/01/32 ....................    200,000    209,298
Seattle Water System Revenue, FGIC Insured, 5.00%,
  10/01/23 ...............................................    300,000    286,569
Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 .......    100,000    106,949
Snohomish County Housing Authority Revenue, Pooled,
  6.30%, 4/01/16 .........................................    200,000    210,158
Snohomish County PUD No.1 Electric Revenue, Generation
  System, Refunding, FGIC Insured, 6.00%, 1/01/18 ........    200,000    211,306
Snohomish County PUD No.1 Water Revenue, 5.85%,
  11/01/17 ...............................................    100,000    100,801
Spokane County GO, Refunding, 6.00%, 12/01/14 ............    130,000    142,289
Spokane County Water District No. 3 Water Revenue,
  Refunding, 5.90%, 1/01/14 ..............................    100,000    101,118
Stevens County Public Corp. PCR, Water Power Co. Project,
  Refunding, 6.00%, 12/01/23 .............................    300,000    312,582
Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ..............    100,000    107,813
Tacoma Electric System Revenue, Refunding, FGIC
  Insured, 6.25%, 1/01/15 ................................    200,000    216,550
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ......    300,000    312,426
Tacoma Refuse Utility Revenue, AMBAC Insured,
  Pre-Refunded, 7.00%, 12/01/19 ..........................    100,000    115,738
Tacoma Water Revenue, FGIC Insured, 5.25%, 12/01/16 ......    100,000    100,722
University of Washington Alumni Association Lease
  Revenue, Medical Center Roosevelt II, FSA Insured,
  6.30%, 8/15/14 .........................................    500,000    550,615
Washington State COP, Office Building Project,
  Series A, MBIA Insured, 6.00%, 4/01/12 .................    100,000    104,260


FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

                                                             PRINCIPAL
FRANKLIN WASHINGTON MUNICIPAL BOND FUND                        AMOUNT       VALUE
-----------------------------------------------------------------------------------
INVESTMENTS (CONT.)
Washington State Health Care Facilities Authority Revenue,
    Children's Hospital and Regional Medical Center, FSA
      Insured, 5.00%, 10/01/28 ...........................   $600,000   $   563,988
    Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22    250,000       237,793
Swedish Health Services, Refunding, AMBAC Insured, 5.50%,
  11/15/28 ...............................................    500,000       506,345
Washington State Higher Education Facilities Authority
  Revenue, Pacific Lutheran University Project, Refunding,
  Connie Lee Insured, 5.70%, 11/01/26 ....................    200,000       208,568
Washington State Housing Finance Commission SF Program,
    Series 1A-1, GNMA/FNMA Secured, 6.25%, 6/01/16 .......    100,000       104,976
    Series 1A-3, GNMA/FNMA Secured, 6.15%, 12/01/15 ......    200,000       208,838
    Series 2N, GNMA/FNMA Secured, 6.05%, 12/01/16 ........    100,000       104,342
    Series 3A, GNMA/FNMA Secured, 5.75%, 12/01/28 ........    195,000       197,812
Washington State Housing Finance Commission SFMR, MBS
  Program, Series A, GNMA Secured, FNMA Insured, 7.05%,
  7/01/22 ................................................     50,000        53,102
Washington State Motor Vehicle Fuel Tax GO, Series D,
  6.00%, 9/01/20 .........................................    240,000       260,613
Whatcom County School District No.501 GO, Bellingham,
 Pre-Refunded, 6.05%, 12/01/13 ...........................    100,000       109,944
                                                                        -----------
TOTAL INVESTMENTS (COST $10,433,687) 97.7% ...............               10,945,465
OTHER ASSETS, LESS LIABILITIES 2.3% ......................                  254,457
                                                                        -----------
NET ASSETS 100.0% ........................................              $11,199,922
                                                                        ===========

See Glossary of Terms on page 54.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 1999 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 Act - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
COP      - Certificate of Participation
EDC      - Economic Development Corp.
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Corp.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance (Some of the securities shown as FSA
           Insured were originally insured by Capital Guaranty Insurance Co.
           (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HMR      - Home Mortgage Revenue
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Securities
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PUD      - Public Utilities District
RDA      - Redevelopment Agency
SF       - Single Family
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District


FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 1999

                                             FRANKLIN       FRANKLIN          FRANKLIN       FRANKLIN
                                             ARKANSAS      CALIFORNIA        TENNESSEE      WASHINGTON
                                            MUNICIPAL      HIGH YIELD        MUNICIPAL       MUNICIPAL
                                            BOND FUND    MUNICIPAL FUND      BOND FUND       BOND FUND
                                          -------------------------------------------------------------
Assets:
  Investments in securities:
    Cost ...............................  $ 40,327,243    $ 659,630,901    $ 76,428,415    $ 10,433,687
                                          =============================================================
    Value ..............................    40,932,694      674,870,960      77,755,683      10,945,465
  Cash .................................        58,060           36,075          59,956         134,278
  Receivables:
    Investment securities sold .........       481,057          105,000              --              --
    Capital shares sold ................        10,043        1,338,474         354,832              --
    Interest ...........................       715,905       10,461,844       1,137,287         198,135
                                          -------------------------------------------------------------
      Total assets .....................    42,197,759      686,812,353      79,307,758      11,277,878
                                          -------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased ....            --       22,440,270       1,969,276              --
    Capital shares redeemed ............       131,389          544,549          66,177          42,286
    Affiliates .........................        40,653          556,241          26,610          12,132
    Shareholders .......................        94,149          283,749          18,638           5,247
  Distributions to shareholders ........        52,716          854,761         100,812          13,440
  Other liabilities ....................         4,387           42,728           8,868           4,851
                                            -------------------------------------------------------------
      Total liabilities ................       323,294       24,722,298       2,190,381          77,956
                                          -------------------------------------------------------------
        Net assets,at value ............  $ 41,874,465    $ 662,090,055    $ 77,117,377    $ 11,199,922
                                          =============================================================
Net assets consist of:
  Undistributed net investment income...  $         --    $          --    $     74,974    $         --
  Accumulated distributions in excess
    of net investment income ...........       (40,355)        (942,423)             --          (5,811)
  Net unrealized appreciation ..........       605,451       15,240,059       1,327,268         511,778
  Accumulated net realized loss ........       (37,555)      (1,811,746)        (67,338)       (109,193)
  Capital shares .......................    41,346,924      649,604,165      75,782,473      10,803,148
                                          -------------------------------------------------------------
        Net assets, at value ...........  $ 41,874,465    $ 662,090,055    $ 77,117,377    $ 11,199,922
                                          =============================================================



                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MAY 31,1999

                                                           FRANKLIN       FRANKLIN         FRANKLIN       FRANKLIN
                                                           ARKANSAS      CALIFORNIA        TENNESSEE     WASHINGTON
                                                          MUNICIPAL      HIGH YIELD        MUNICIPAL      MUNICIPAL
                                                          BOND FUND    MUNICIPAL FUND      BOND FUND      BOND FUND
                                                        -------------------------------------------------------------

CLASS A:
  Net assets,at value ...............................   $ 41,874,465    $ 583,752,099    $ 77,117,377    $ 11,199,922
                                                        =============================================================
  Shares outstanding ................................      3,862,181       55,062,650       6,911,893       1,075,033
                                                        =============================================================
  Net asset value per share* ........................   $      10.84    $       10.60    $      11.16    $      10.42
                                                        =============================================================
  Maximum offering price per share
    (net asset value per share divided by 95.75%) ...   $      11.32    $       11.07    $      11.66    $      10.88
                                                        =============================================================
CLASS C:
  Net assets,at value ...............................   $         --    $  78,337,956              --              --
                                                        =============================================================
  Shares outstanding ................................   $         --        7,370,464              --              --
                                                        =============================================================
  Net asset value per share* ........................   $         --    $       10.63              --              --
                                                        =============================================================
  Maximum offering price per share
    (net asset value per share divided by 99.00%) ...   $         --    $       10.74              --              --
                                                        =============================================================


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                     See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1999

                                                            FRANKLIN        FRANKLIN        FRANKLIN       FRANKLIN
                                                            ARKANSAS       CALIFORNIA       TENNESSEE     WASHINGTON
                                                            MUNICIPAL      HIGH YIELD       MUNICIPAL      MUNICIPAL
                                                            BOND FUND    MUNICIPAL FUND     BOND FUND      BOND FUND
----------------------------------------------------------------------------------------------------------------------
Investment income:
 Interest ..............................................  $  2,001,226    $ 31,944,137    $  3,158,661    $    626,774
                                                          ------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................       235,345       3,022,340         373,934          71,672
 Distribution fees (Note 3)
  Class A ..............................................        37,573         500,083          59,830          11,495
  Class C ..............................................            --         392,529              --              --
 Transfer agent fees (Note 3) ..........................        11,883         159,921          17,695           4,624
 Custodian fees ........................................           381           5,509             569             115
 Reports to shareholders ...............................         5,622          64,500           7,290           1,842
 Registration and filing fees ..........................         8,522          75,907           5,654           4,679
 Professional fees .....................................         2,999          20,950           3,665           1,914
 Trustees' fees and expenses ...........................         2,134          31,770           3,314             669
 Pricing service fees ..................................        11,358          35,684          14,491          10,029
 Other .................................................         1,583           4,296             795             687
                                                          ------------------------------------------------------------
   Total expenses ......................................       317,400       4,313,489         487,237         107,726
   Expenses waived/paid by affiliate (Note 3) ..........      (148,374)     (1,536,470)       (248,287)        (54,686)
                                                          ------------------------------------------------------------
    Net expenses .......................................       169,026       2,777,019         238,950          53,040
                                                          ------------------------------------------------------------
     Net investment income .............................     1,832,200      29,167,118       2,919,711         573,734
                                                          ------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .............        (8,020)        469,247         (65,650)         17,493
 Net unrealized depreciation on investments ............      (543,273)     (4,500,445)       (845,514)        (61,931)
                                                          ------------------------------------------------------------
Net realized and unrealized loss .......................      (551,293)     (4,031,198)       (911,164)        (44,438)
                                                          ------------------------------------------------------------
Net increase in net assets resulting from operations ...  $  1,280,907    $ 25,135,920    $  2,008,547    $    529,296
                                                          ============================================================


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 1999 AND 1998


                                                       FRANKLIN ARKANSAS              FRANKLIN CALIFORNIA
                                                      MUNICIPAL BOND FUND          HIGH YIELD MUNICIPAL FUND
                                               ----------------------------------------------------------------
                                                     1999             1998             1999             1998
                                               ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $   1,832,200    $   1,143,143    $  29,167,118    $  18,960,085
  Net realized gain (loss) from investments           (8,020)           5,532          469,247         (116,948)
  Net unrealized appreciation (depreciation)
   on investments                                   (543,273)         834,896       (4,500,445)      15,006,888
                                               ----------------------------------------------------------------
   Net increase in net assets resulting
    from operations                                1,280,907        1,983,571       25,135,920       33,850,025
Distributions to shareholders from:
 Net investment income:
  Class A                                         (1,876,706)      (1,144,675)     (26,332,992)     (17,741,641)
  Class C                                                 --               --       (2,834,125)      (1,199,464)
In excess of net investment income:
  Class A                                            (40,355)              --         (845,334)              --
  Class C                                                 --               --          (90,980)              --
                                               ----------------------------------------------------------------
Total distributions to shareholders               (1,917,061)      (1,144,675)     (30,103,431)     (18,941,105)
Capital share transactions: (Note 2)
  Class A                                         12,133,437       16,397,936      175,775,393      184,852,793
  Class C                                                 --               --       38,708,484       28,791,162
                                               ----------------------------------------------------------------
Total capital share transactions                  12,133,437       16,397,936      214,483,877      213,643,955
   Net increase in net assets                     11,497,283       17,236,832      209,516,366      228,552,875
Net assets:
 Beginning of year                                30,377,182       13,140,350      452,573,689      224,020,814
                                               ----------------------------------------------------------------
 End of year                                   $  41,874,465    $  30,377,182    $ 662,090,055    $ 452,573,689
                                               ================================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  End of year                                  $     (40,355)   $      43,656    $    (942,423)   $      (6,110)
                                               ================================================================


                     See notes to financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED MAY 31, 1999 AND 1998

                                                     FRANKLIN TENNESSEE              FRANKLIN WASHINGTON
                                                     MUNICIPAL BOND FUND             MUNICIPAL BOND FUND
                                               ------------------------------------------------------------
                                                    1999            1998            1999            1998
                                               ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $  2,919,711    $  1,862,477    $    573,734    $    520,263
  Net realized gain (loss) from investments         (65,650)        201,405          17,493           2,260
  Net unrealized appreciation (depreciation)
   on investments                                  (845,514)      1,488,290         (61,931)        345,821
                                               ------------------------------------------------------------
   Net increase in net assets resulting
    from operations                               2,008,547       3,552,172         529,296         868,344
 Distributions to shareholders from:
  Net investment income                          (2,879,542)     (1,851,295)       (608,226)       (526,988)
  In excess of net investment income                     --              --          (5,811)             --
  Net realized gains                               (137,536)             --              --              --
                                               ------------------------------------------------------------
 Total distributions to shareholders             (3,017,078)     (1,851,295)       (614,037)       (526,988)
 Capital share transactions (Note 2)             33,600,071      16,116,499         908,504       1,674,114
                                               ------------------------------------------------------------
   Net increase in net assets                    32,591,540      17,817,376         823,763       2,015,470
Net assets:
 Beginning of year                               44,525,837      26,708,461      10,376,159       8,360,689
                                               ------------------------------------------------------------
 End of year                                   $ 77,117,377    $ 44,525,837    $ 11,199,922    $ 10,376,159
                                               ============================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  End of year                                  $     74,974    $     34,304    $     (5,811)   $     33,989
                                               ============================================================


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company consisting of five series (the Funds). The Funds' investment objectives are to provide tax-free income.

On June 23, 1999, a proposal to merge the Franklin Arkansas Municipal Bond Fund and the Franklin Washington Municipal Bond Fund into the Franklin Federal Tax-Free Income Fund was approved by the shareholders. The scheduled date of the merger is August 26, 1999.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                                     CLASS A & CLASS C
-----------------------------------------------------------------------------------------
Franklin Arkansas Municipal Bond Fund       Franklin California High Yield Municipal Fund
Franklin Tennessee Municipal Bond Fund
Franklin Washington Municipal Bond Fund

At May 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                               FRANKLIN ARKANSAS            FRANKLIN CALIFORNIA
                                                              MUNICIPAL BOND FUND         HIGH YIELD MUNICIPAL FUND
                                                          ----------------------------------------------------------
                                                             SHARES         AMOUNT         SHARES           AMOUNT
                                                          ----------------------------------------------------------
CLASS A SHARES:
1999
 Shares sold ........................................       1,504,758    $16,592,898     27,772,926    $ 298,610,959
 Shares issued in reinvestment of distributions .....          74,378        819,058      1,020,987       10,979,213
 Shares redeemed ....................................        (480,014)    (5,278,519)   (12,429,134)    (133,814,779)
                                                          ----------------------------------------------------------
Net increase ........................................       1,099,122    $12,133,437     16,364,779    $ 175,775,393
                                                          ==========================================================
1998
 Shares sold ........................................       1,545,732    $16,752,477     22,284,623    $ 234,404,399
 Shares issued in reinvestment of distributions .....          57,600        625,362        663,035        6,974,790
 Shares redeemed ....................................         (90,387)      (979,903)    (5,372,964)     (56,526,396)
                                                          ----------------------------------------------------------
Net increase ........................................       1,512,945    $16,397,936     17,574,694    $ 184,852,793
                                                          ==========================================================
CLASS C SHARES:
1999
 Shares sold ........................................                                     4,445,199    $  47,926,169
 Shares issued in reinvestment of distributions .....                                       126,216        1,360,771
 Shares redeemed ....................................                                      (981,379)     (10,578,456)
                                                                                        ----------------------------
Net increase ........................................                                     3,590,036    $  38,708,484
                                                                                        ============================
1998
 Shares sold ........................................                                     2,979,250    $  31,420,783
 Shares issued in reinvestment of distributions .....                                        51,598          545,089
 Shares redeemed ....................................                                      (300,304)      (3,174,710)
                                                                                        ----------------------------
Net increase ........................................                                     2,730,544    $  28,791,162
                                                                                        ============================


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                          FRANKLIN TENNESSEE            FRANKLIN WASHINGTON
                                                          MUNICIPAL BOND FUND           MUNICIPAL BOND FUND
                                                      -------------------------------------------------------
                                                          SHARES       AMOUNT          SHARES         AMOUNT
                                                      -------------------------------------------------------
CLASS A SHARES:
1999
 Shares sold ......................................     3,411,015    $38,679,224       250,699    $ 2,646,406
 Shares issued in reinvestment of distributions ...       142,474      1,615,863        31,215        329,287
 Shares redeemed ..................................      (591,080)    (6,695,016)     (196,656)    (2,067,189)
                                                      -------------------------------------------------------
Net increase ......................................     2,962,409    $33,600,071        85,258    $   908,504
                                                      =======================================================
1998
 Shares sold ......................................     1,961,959    $21,692,685       187,538    $ 1,946,679
 Shares issued in reinvestment of distributions ...       103,474      1,149,741        35,472        368,307
 Shares redeemed ..................................      (609,509)    (6,725,927)      (61,822)      (640,872)
                                                      -------------------------------------------------------
Net increase ......................................     1,455,924    $16,116,499       161,188    $ 1,674,114
                                                      =======================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

     ANNUALIZED FEE RATE   DAILY NET ASSETS
     --------------------------------------------------------------------

          .625%             First $100 million
           .50%             Over $100 million, up to and including $250 million
           .45%             In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees through February 28, 1999 for the Franklin Arkansas and Washington Municipal Bond Funds and through May 31, 1999 for the Franklin California High Yield and Tennessee Municipal Bond Funds, as noted in the Statement of Operations.

The Franklin Arkansas, Tennessee, and Washington Municipal Bond Funds reimburse Distributors up to .15% per year of the Funds' average daily assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.



FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                                                FRANKLIN     FRANKLIN      FRANKLIN    FRANKLIN
                                                ARKANSAS    CALIFORNIA     TENNESSEE  WASHINGTON
                                                MUNICIPAL    HIGH YIELD    MUNICIPAL   MUNICIPAL
                                                BOND FUND  MUNICIPAL FUND  BOND FUND   BOND FUND
                                                ------------------------------------------------
Net commissions received (paid) .............   $(10,534)    $(833,168)    $(49,136)   $   4,973
Contingent deferred sales charges ...........   $  2,000     $  59,344     $  2,120    $      --

The Funds paid transfer agent fees of $194,123 of which $170,374 was paid to Investor Services.


4. INCOME TAXES

At May 31, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                         FRANKLIN      FRANKLIN      FRANKLIN
                                                         ARKANSAS     CALIFORNIA    WASHINGTON
                                                         MUNICIPAL    HIGH YIELD     MUNICIPAL
                                                         BOND FUND  MUNICIPAL FUND   BOND FUND
                                                         -------------------------------------
Capital loss carryovers expiring in: 2003 ............   $ 18,053     $1,416,838     $  69,449
                                     2004 ............         --          4,508        39,744
                                     2005 ............         --        390,400            --
                                                         -------------------------------------
                                                         $ 18,053     $1,811,746     $ 109,193
                                                         =====================================


At May 31, 1999, the Franklin Arkansas Municipal Bond Fund and the Franklin Tennessee Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 1998 of $19,502 and $67,509, respectively. For tax purposes, such losses will be reflected in the year ending August 26, 1999 for the Franklin Arkansas Municipal Bond Fund and the year ending May 31, 2000 for the Franklin Tennessee Municipal Bond Fund.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

At May 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


                                                  FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN
                                                  ARKANSAS       CALIFORNIA     TENNESSEE    WASHINGTON
                                                  MUNICIPAL      HIGH YIELD     MUNICIPAL     MUNICIPAL
                                                  BOND FUND    MUNICIPAL FUND   BOND FUND     BOND FUND
                                                  ------------------------------------------------------
Investments at cost ..........................    $40,327,243   $659,630,901   $76,428,415   $10,433,687
                                                  ======================================================
Unrealized appreciation ......................    $   938,192   $ 20,592,624   $ 2,060,653   $   545,812
Unrealized depreciation ......................       (332,741)    (5,352,565)     (733,385)      (34,034)
                                                  ------------------------------------------------------
Net unrealized appreciation ..................    $   605,451   $ 15,240,059   $ 1,327,268   $   511,778
                                                  =======================================================


FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended May 31, 1999 were as follows:

                             FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                             ARKANSAS      CALIFORNIA      TENNESSEE    WASHINGTON
                             MUNICIPAL     HIGH YIELD      MUNICIPAL     MUNICIPAL
                             BOND FUND   MUNICIPAL FUND    BOND FUND     BOND FUND
-----------------------------------------------------------------------------------
Purchases ..............   $ 16,376,190  $  288,957,081  $ 41,077,447   $ 1,561,334
Sales ..................   $  4,804,330  $   78,896,744  $  7,832,628   $   601,900


6. CREDIT RISK AND DEFAULTED SECURITIES

The California High Yield Municipal Bond Fund has 20.9% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 1999, the Fund held defaulted securities with a value aggregating $8,000,000 representing 1.2% of the Fund's net assets. For more information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states or U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states.


FRANKLIN MUNICIPAL SECURITIES TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Municipal Securities Trust, (hereafter referred to as the Funds) at May 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
July 1, 1999


FRANKLIN MUNICIPAL SECURITIES TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Franklin Tennessee Municipal Bond Fund hereby designates $1,858 as a capital gain dividend for the fiscal year ended May 31, 1999.

Under Section 852(b)(5)(C) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 1999.


                       This page intentionally left blank.

                       This page intentionally left blank.



FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN HAWAII MUNICIPAL BOND FUND



                                                               YEAR ENDED MAY 31,
                                                   ---------------------------------------------
                                                      1999      1998     1997     1996      1995
                                                   ---------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                 $ 11.16  $ 10.79  $ 10.54   $ 10.67  $010.36
                                                   ---------------------------------------------
Income from investment operations:
   Net investment income                               .56      .58      .60      .60        .60
   Net realized and unrealized gains (losses)         (.06)     .38      .25     (.13)       .31
                                                   ---------------------------------------------
Total from investment operations                       .50      .96      .85      .47        .91
Less distributions from net investment income         (.58)    (.59)    (.60)    (.60)      (.60)
                                                   ---------------------------------------------
Net asset value, end of year                       $ 11.08  $ 11.16  $ 10.79  $ 10.54    $ 10.67
                                                   =============================================
Total return*                                        4.57%    9.10%    8.23%    4.49%      9.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                   $ 42,198  $ 45,138 $ 40,003  $ 38,8053$,36,827
Ratio to average net assets:
   Expenses                                           .57%     .40%     .39%     .35%       .20%
   Expenses excluding waiver and payments by affiliate.84%     .81%     .83%     .84%       .87%
   Net investment income                             5.04%    5.32%    5.59%    5.63%      6.02%
Portfolio turnover rate                             11.19%   23.18%   13.40%   16.01%     22.88%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                   See notes to financial statements






FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1999
Franklin Hawaii Municipal Bond Fund                                                         PRINCIPAL AMOUNT            VALUE
Bonds 98.4%
Guam Airport Authority Revenue, Series B,

 6.60%, 10/01/10                                                                                $ 200,000            $ 216,342
 6.70%, 10/01/23                                                                                1,000,000            1,085,970
Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA Insured, 6.30%,      280,000              300,264
    5/01/12
Hawaii State Airports System Revenue,
 Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09                                      300,000              321,627
 Second Series 1990, FGIC Insured, 7.50%, 7/01/20                                                  60,000               63,216
 Second Series 1991, 7.00%, 7/01/18                                                             1,520,000            1,616,277
 Second Series 1991, MBIA Insured, 6.75%, 7/01/21                                                 200,000              213,210
 Second Series 1992, MBIA Insured, 6.90%, 7/01/12                                                 400,000              471,028
Hawaii State COP, Kapolei State Office Building, Series A, AMBAC Insured, 5.00%, 5/01/18        1,000,000              980,780
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
 Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22                          3,425,000            3,723,420
 Hawaiian Electric Co., Series A, MBIA Insured, 6.60%, 1/01/25                                  1,950,000            2,142,875
 Hawaiian Electric Light Co. Project, 7.20%, 12/01/14                                             100,000              103,773
 Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21                                           100,000              104,231
 Kapiolani Health Care System, Refunding, 6.40%, 7/01/13                                          600,000              640,884
 Kapiolani Health Care System, Refunding, 6.00%, 7/01/19                                          125,000              131,010
 St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22                            1,100,000            1,187,659
Hawaii State Department of Budget and Finance Special Purpose Revenue,
 Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26                          500,000              536,265
 Kaiser Permanente, Series A, 5.15%, 3/01/15                                                    1,000,000              972,590
 Kapiolani Health Obligation, 6.25%, 7/01/21                                                    1,100,000            1,176,934
 Queens Health System, Refunding, Series A, 6.05%, 7/01/16                                      1,000,000            1,077,860
 Queens Health System, Refunding, Series A, 6.00%, 7/01/20                                        120,000              127,944
 Queens Health System, Refunding, Series A, 5.75%, 7/01/26                                      1,500,000            1,550,250
 Queens Health System, Series B, MBIA Insured, 5.25%, 7/01/23                                     500,000              498,620
 Wilcox Memorial Hospital Projects, 5.25%, 7/01/13                                                600,000              582,546
 Wilcox Memorial Hospital Projects, 5.35%, 7/01/18                                              2,040,000            1,937,041
 Wilcox Memorial Hospital Projects, 5.50%, 7/01/28                                              2,410,000            2,295,887
Hawaii State Department of Transportation Special Facilities Revenue, Matson Terminals Inc.,       75,000               76,944
    Refunding, 5.75%, 3/01/13
Hawaii State GO,
 Series BW, 6.375%, 3/01/11                                                                       100,000              113,812
 Series CA, 6.00%, 1/01/09                                                                        100,000              110,661
Hawaii State Harbor Capital Improvement Revenue,
 Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15                                           1,000,000            1,084,100
 Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24                                            500,000              544,370
 Series 1990, MBIA Insured, 7.25%, 7/01/10                                                         70,000               73,578
 Series 1990, MBIA Insured, 7.00%, 7/01/17                                                         80,000               83,880
 Series 1992, FGIC Insured, 6.50%, 7/01/19                                                        200,000              215,456
Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental Housing
    Program, Series A,
 6.00%, 7/01/15                                                                                 1,000,000            1,044,800
 6.05%, 7/01/22                                                                                   750,000              782,085
 6.10%, 7/01/30                                                                                   235,000              245,032


Statement of Investments, May 31, 1999 (cont.)

Franklin Hawaii Municipal Bond Fund                                                          PRINCIPAL AMOUNT            VALUE
Bonds (cont.)
Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Series A,
 7.10%, 7/01/24                                                                                 $ 465,000            $ 489,296
 6.00%, 7/01/26                                                                                   255,000              261,477
Honolulu City and County GO,
 Refunding, Series 1992, 6.00%, 12/01/14                                                          150,000              166,730
 Series B, FGIC Insured, 5.00%, 11/01/17                                                          320,000              312,832
Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35                 1,205,000            1,288,868
Honolulu City and County Water Supply Board Water System Revenue, 5.80%, 7/01/21                1,785,000            1,885,031
Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10                               220,000              243,052
Maui County GO,
 6.05%, 9/01/07                                                                                    30,000               31,101
 6.10%, 9/01/08                                                                                   170,000              176,234
 Series C, FGIC Insured, 5.20%, 3/01/17                                                           575,000              575,420
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.85%,         1,000,000            1,066,970
    3/15/28
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,           800,000              821,816
    7/01/26
Puerto Rico Electric Power Authority Revenue, Series O, Pre-Refunded, 7.125%, 7/01/14             115,000              117,067
Puerto Rico Industrial Medical and Environmental PCFA Revenue, PepsiCo Inc. Project, 6.25%,       350,000              380,016
    11/15/13
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities           850,000              832,269
    Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19
Puerto Rico PBA, Public Education and Health Facilities, Refunding, Series M, 5.75%, 7/01/15      900,000              940,707
Puerto Rico Telephone Authority Revenue, Series L, 6.125%, 1/01/22                              1,000,000            1,065,619
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%,          1,900,000            1,926,067
    10/01/25
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18       500,000              489,409
                                                                                                                   -----------

Total Investments (Cost $39,807,346)  98.4%                                                                         41,503,202
Other Assets, less Liabilities 1.6%                                                                                    694,677
                                                                                                                   -----------

Net Assets 100.0%                                                                                                 $ 42,197,879
                                                                                                                   ===========








                        See notes to financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments, May 31, 1999 (cont.)

Franklin Hawaii Municipal Bond Fund

Glossary of Terms
---------------------------------------------------------------
AMBAC   - American Municipal Bond Assurance Corp.
COP     - Certificate of Participation
FGIC    - Financial Guaranty Insurance Co.
FSA     - Financial Security Assistance (some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty Insurance Co.
          (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GO      - General Obligation
MBIA    - Municipal Bond Investors Assurance Corp.
MFHR    - Multi-Family Housing Revenue
PBA     - Public Building Authority
PCFA    - Pollution Control Financing Authority
PFA     - Public Financing Authority
SFM     - Single Family Mortgage

FRANKLIN  MUNICIPAL SECURITIES TRUST

FRANKLIN HAWAII MUNICIPAL BOND FUND

Financial Statements

Statement of Assets and Liabilities
May 31, 1999

Assets:
   Investments in securities, at value (cost $39,807,346)       $ 41,503,202
   Cash                                                              119,559
   Interest receivable                                               919,872
                                                               -------------
   Total assets                                                   42,542,633
                                                               -------------

Liabilities:
   Payables:
   Capital shares redeemed                                            91,604
   Affiliates                                                         32,590
   Shareholders                                                      158,520
   Distributions to shareholders                                      53,727
   Other liabilities                                                   8,313
                                                               -------------
   Total liabilities                                                 344,754
                                                               -------------
   Net assets, at value                                         $ 42,197,879
                                                               =============

Net assets consist of:
   Undistributed net investment income                              $ 39,103
   Net unrealized appreciation                                     1,695,856
   Accumulated net realized loss                                     (67,166)
   Capital shares                                                 40,530,086
                                                               -------------
   Net assets, at value                                         $ 42,197,879
                                                               =============

   Net asset value per share ($42,197,879 -:- 3,809,302
    shares outstanding                                                $11.08
                                                               =============
   Maximum offering price per share ($11.08 -:- 95.75%)               $11.57
                                                               =============



* Redemption price is equal to net asset value less any applicable contingent deferred sales charge

             See notes to financial statements.



FRANKLIN  MUNICIPAL SECURITIES TRUST
FRANKLIN HAWAII MUNICIPAL BOND FUND
Financial Statements (continued)

Statement of Operations
for the year ended May 31, 1999

Investment income:
Interest                                                      $ 2,620,539
                                                            -------------
Expenses:
Management fees (Note 3)                                          292,001
Distribution fees (Note 3)                                         46,952
Transfer agent fees (Note 3)                                       22,811
Custodian fees                                                        470
Reports to shareholders                                             7,686
Registration and filing fees                                        1,211
Professional fees                                                   3,204
Trustees' fees and expenses                                         2,778
Other                                                              15,280
                                                            -------------
Total expenses                                                    392,393
Expenses waived by affiliate (Note 3)                            (126,308)
                                                            -------------
Net expenses                                                      266,085
                                                            -------------
Net investment income                                           2,354,454
                                                            -------------

Realized and unrealized gains (losses):
Net realized gain from investments                                478,643
Net unrealized depreciation on investments                       (749,177)
                                                            -------------
Net realized and unrealized loss                                 (270,534)
                                                            -------------

Net increase in net assets resulting from operations          $ 2,083,920
                                                            =============

            See notes to financial statements.


FRANKLIN  MUNICIPAL SECURITIES TRUST
FRANKLIN HAWAII MUNICIPAL BOND FUND
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended May 31, 1999 and 1998



                                                                            1999           1998
                                                                       -------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income                                                     $ 2,354,454     $ 2,293,946
Net realized gain from investments                                            478,643         246,873
Net unrealized appreciation (depreciation) on investments                    (749,177)      1,170,843
                                                                       -------------------------------
Net increase in net assets resulting from operations                        2,083,920       3,711,662
Distributions to shareholders from net investment income                   (2,431,359)     (2,307,589)
Capital share transactions (Note 2)                                        (2,592,823)      3,731,394
                                                                       -------------------------------
Net increase (decrease) in net assets                                      (2,940,262)      5,135,467

Net assets :
Beginning of year                                                          45,138,141      40,002,674
                                                                       -------------------------------
End of year                                                              $ 42,197,879    $ 45,138,141
                                                                       ===============================

Undistributed net investment income  included in net assets:
End of year                                                                  $ 39,103       $ 114,350
                                                                       ===============================



FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN HAWAII MUNICIPAL BOND FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of five separate series (the Funds). This report pertains only to the Franklin Hawaii Municipal Bond Fund (the Fund). The Fund seeks to provide tax-free income.

On June 24, 1999, the Fund merged into the Franklin Federal Tax-Free Income
Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dearlers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At May 31, 1999, there were an unlimited number of shares authorized ($0.01par value). Transactions in the Fund's shares were as follows:








FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN HAWAII MUNICIPAL BOND FUND
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)



                                                             Year ended May 31,
                                            ----------------------------------------------------
                                                                  1999                   1998
                                            ----------------------------------------------------
                                                SHARES           AMOUNT        SHARES    AMOUNT
                                            ----------------------------------------------------

  Shares sold                                  622,742     $ 7,002,053    779,362   $ 8,639,651
  Shares issued in reinvestment
    of distributions                            77,911         874,401     74,894      830,944
  Shares redeemed                             (934,657)    (10,469,277)  (517,067)  (5,739,201)
                                            ----------------------------------------------------
  Net increase (decrease)                     (234,004)   $ (2,592,823)   337,189   $ 3,731,394
                                            ====================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

ANNUALIZED FEE RATE         DAILY NET ASSETS
--------------------------------------------------------------
 .625%                       First $100 million
 .50%                        Over $100 million, up to and including $250 million
 .45%                        In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees through February 28, 1999, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .10% per year of its average daily net assets for costs in marketing the Fund's shares.

Distributors received net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $5,637 and $1,487, respectively.

The Fund paid transfer agent fees of $22,811, of which $20,662 was paid to Investor Services.


4. INCOME TAXES

At May 31, 1999, the Fund had tax basis capital losses of $60,253 which may be carried over to offset future capital gains. Such losses expire in 2004.

At May 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $39,814,259 was as follows:

        Unrealized appreciation                                  $1,943,072
        Unrealized depreciation                                    (254,129)
                                                              --------------
        Net unrealized appreciation                              $1,688,943
                                                              --------------

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.



FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN HAWAII MUNICIPAL BOND FUND
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 1999 aggrregated $5,120,269 and $7,702,338, respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the State of Hawaii and U.S. territories and possessions. Such concentration may subject the Fund more significantly to economic changes occurring within those regions.




                 See notes to financial statements.


Franklin Municipal Securities Trust
Franklin Hawaii Municipal Bond Fund
Independent Auditors' Report

To the Board of Trustees
and Shareholders of
Franklin Municipal Securities Trust


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Hawaii Municipal Bond Fund (the "Fund") (one of the funds constituting Franklin Municipal Securities Trust) at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
July 1, 1999



Franklin Municipal Securities Trust
Franklin Hawaii Municipal Bond Fund

Tax Information

Under Section 852(b)(5)(A) of the Internal Revenue code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 1999.